                                                                                               Registration Statement No. 333-141008

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ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5                                                                      FREE WRITING PROSPECTUS
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           The following is a free writing prospectus. The information in this free writing prospectus is preliminary and is subject to completion or change.

     -------------------------------------------------------------------------------------------------------------------------
                                                       FREE WRITING PROSPECTUS
     -------------------------------------------------------------------------------------------------------------------------
                                                        ACE Securities Corp.
     -------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------
                                                     $397,991,000 (Approximate)
     -------------------------------------------------------------------------------------------------------------------------
                                                       Home Equity Loan Trust

                                                           Series 2007-HE5
     -------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------
                                                        ACE Securities Corp.
                                                             (Depositor)

                                    ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE5
                                                          (Issuing Entity)
     -------------------------------------------------------------------------------------------------------------------------

                                                        Deutsche Bank [LOGO]

                                                            June 13, 2007

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                  1

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ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

The analysis in this report is based on information provided by ACE Securities Corp. (the "Depositor").  Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange
Commission because they contain important information.  Such documents may be obtained without charge at the Securities and Exchange
Commission's  website.  Once available,  the base prospectus and prospectus  supplement may be obtained without charge by contacting
Deutsche Bank Securities Inc.'s ("DBSI") trading desk at (212) 250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement  (collectively,  the "Prospectus").
The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing  prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information  contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these  securities in any state where such offer,  solicitation or sale is not permitted.  You should consult your own counsel,  accountant,  and other advisors as to the legal, tax,  business,  financial and related aspects of a purchase of these securities.

The attached  information  contains certain tables and other statistical  analyses (the  "Computational  Materials") which have been prepared  by DBSI in reliance  upon  information  furnished  by the  Depositor.  Numerous  assumptions  were used in  preparing  the
Computational  Materials that may or may not be reflected herein. As such, no assurance can be given as to whether the Computational
Materials and/or the assumptions  upon which they are based reflect present market  conditions or future market  performance.  These
Computational  Materials  should not be construed as either  projections or predictions  or as legal,  tax,  financial or accounting advice.  Any weighted  average  lives,  yields and  principal  payment  periods  shown in the  Computational  Materials are based on prepayment  assumptions,  and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal  payment  periods.  In addition,  it is possible that  prepayments on the underlying  assets will occur at rates slower or faster than the rates shown in the attached  Computational  Materials.  Furthermore,  unless otherwise  provided,  the Computational
Materials assume no losses on the underlying assets and no interest shortfalls.  The specific  characteristics of the securities may differ from those shown in the Computational Materials by a permitted variance of +/- 5% prior to issuance.  Neither DBSI nor any of its affiliates makes any  representation  or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the certificates (and each employee,  representative,  or other agent of such person or entity)
may disclose to any and all persons,  without  limitation,  the tax treatment and tax  structure of the  transaction  (as defined in
United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity.  However,  such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS  INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUING ENTITY OF THE SECURITIES OR ANY OF ITS AFFILIATES.  DBSI
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUING ENTITY IN CONNECTION WITH THE PROPOSED TRANSACTION.

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 2

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ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

                                             FREE WRITING PROSPECTUS DATED June 13, 2007
                                                        ACE Securities Corp.
                                               Home Equity Loan Trust, Series 2007-HE5
                                                     $397,991,000 (Approximate)
                  All dollar amounts and percentages contained herein are subject to a permitted variance of +/- 5%

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                                                            Structure Overview
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                                                     To 10% Optional Termination
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                                                               Principal
                                                                Payment      Pmt.      Interest       Legal                Expected
       Class           Approximate                      WAL      Window      Delay     Accrual        Final                Ratings
                         Size ($)           Type       (yrs)    (months)    (days)      Basis        Maturity               (S / M)
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Offered Certificates:
       A-1                $156,231,000     Float        2.11     1 - 83       0       ACT/360       July 2037             AAA/Aaa
       A-2A                 77,627,000     Float        1.00     1 - 22       0       ACT/360       July 2037             AAA/Aaa
       A-2B                 26,184,000     Float        2.00    22 - 27       0       ACT/360       July 2037             AAA/Aaa
       A-2C                 30,709,000     Float        3.00    27 - 65       0       ACT/360       July 2037             AAA/Aaa
       A-2D                 15,770,000     Float        6.58    65 - 83       0       ACT/360       July 2037             AAA/Aaa
       M-1                  18,590,000     Float        5.17    49 - 83       0       ACT/360       July 2037            [AA+]/Aa1
       M-2                  17,111,000     Float        4.93    45 - 83       0       ACT/360       July 2037             [AA]/Aa2
       M-3                  10,562,000     Float        4.82    43 - 83       0       ACT/360       July 2037            [AA-]/Aa3
       M-4                   8,872,000     Float        4.77    42 - 83       0       ACT/360       July 2037             [A+]/A1
       M-5                   8,239,000     Float        4.73    41 - 83       0       ACT/360       July 2037              [A]/A2
       M-6                   8,027,000     Float        4.70    40 - 83       0       ACT/360       July 2037             [A-]/A3
       M-7                   7,394,000     Float        4.68    39 - 83       0       ACT/360       July 2037           [BBB+]/Baa1
       M-8                   6,549,000     Float        4.66    38 - 83       0       ACT/360       July 2037            [BBB]/Baa2
       M-9                   6,126,000     Float        4.64    38 - 83       0       ACT/360       July 2037           [BBB-]/Baa3
                    -------------------
  Total Offered:          $397,991,000

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                                                               Pricing Speed
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Fixed-Rate Mortgage Loans          100% PPC (4% CPR growing to 23% CPR over 12 months. 23% CPR thereafter)

Adjustable-Rate                    100% PPC with regard to ARM loans and hybrid ARM loans with  initial  reset  periods less than or
Mortgage Loans                     equal to 2 years, 5% CPR in month 1, an additional 2% CPR for each month thereafter,  building to
                                   27% CPR in month 12 and remaining constant at 27% CPR until month 23, increasing to and remaining constant at 60% CPR from month 24 until month 27 and decreasing and remaining constant at 30% CPR from month 28 and thereafter;  provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any  percentage  of PPC; and 100% PPC with regard to ARM loans and hybrid
                                   ARM loans with initial  reset periods  greater than 2 years,  5% CPR in month 1, an additional 2%
                                   CPR for each month thereafter,  building to 27% CPR in month 12 and remaining constant at 27% CPR until month 35, increasing to and remaining  constant at 60% CPR from month 36 until month 39 and decreasing and remaining constant at 30% CPR from month 40 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 3

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ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
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                                                        Transaction Overview
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Certificates:                      The Class A-1 Certificates (the "Class A-1  Certificates")  and the Class A-2A, Class A-2B, Class
                                   A-2C and Class A-2D Certificates (collectively,  the "Class A-2 Certificates";  and together with the Class A-1 Certificates,  the "Senior Certificates" or "Class A Certificates"),  and the Class
                                   M-1,  Class M-2,  Class M-3,  Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9
                                   Certificates (collectively, the "Mezzanine Certificates").  The Class A-1 Certificates are backed by conforming  principal balance,  fixed-rate and adjustable-rate  first and second lien mortgage loans (the "Group I Mortgage  Loans") and the Class A-2 Certificates are backed by fixed-rate and adjustable-rate first and second lien mortgage loans with conforming and non-conforming principal balances (the "Group II Mortgage Loans").

                                   The Mezzanine  Certificates  are backed by the Group I Mortgage Loans and Group II Mortgage Loans
                                   (collectively,   the  "Mortgage  Loans").  The  Senior  Certificates  along  with  the  Mezzanine
                                   Certificates are also referred to herein  collectively as the "Offered  Certificates."  The trust will also issue the Class CE Certificates,  the Class P Certificates and the Class R Certificates
                                   which are referred to herein  collectively as the  "Non-offered  Certificates".  The pass-through rate on the Class A-1  Certificates  will be the lesser of (i) One-Month  LIBOR plus a margin and
                                   (ii)  the  applicable  Net WAC  Pass-Through  Rate.  The  pass-through  rates  on the  Class  A-2
                                   Certificates will be the lesser of (i) One-Month LIBOR plus their respective margins and (ii) the applicable Net WAC Pass-Through Rate. The pass-through  rates on the Mezzanine  Certificates will be the lesser of (i) One-Month  LIBOR plus their  respective  margins and (ii) the applicable Net
                                   WAC Pass-Through Rate.

Collateral:                        As of the Cut-off Date, the Mortgage Loans will consist of  approximately  1,835  adjustable-rate and  fixed-rate,  first and second lien,  closed-end  mortgage loans.  The aggregate  outstanding principal  balance of all of the Mortgage Loans is  approximately  $422,493,883 as of the Cut-off
                                   Date.  The Mortgage  Loans will be  separated  into two groups.  The Group I Mortgage  Loans will represent  approximately  1,081  conforming  principal  balance  fixed-rate  and  adjustable-rate
                                   Mortgage Loans totaling approximately $215,341,902 and the Group II Mortgage Loans will represent approximately  754  conforming and  non-conforming  principal  balance fixed and  adjustable-rate
                                   Mortgage Loans totaling approximately $207,151,981.

Class A Certificates:              Class A-1, Class A-2A, Class A-2B, Class A-2C and Class A-2D  Certificates  Class M-1, Class M-2,
Mezzanine Certificates:            Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates

Depositor:                         ACE Securities Corp.

Issuing Entity:                    ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE5.  The Issuing Entity is also referred to herein as the trust

Originators:                                                                     Aggregate Remaining     % of Aggregate Remaining
                                   Originator                                   Principal Balance ($)        Principal Balance
                                   -------------------------------------------------------------------------------------------------
                                   db home lending llc (formerly known as
                                   Chapel Funding LLC)                               $206,107,637                         48.78%
                                   DBASAP                                             120,278,535                          28.47
                                   MortgageIT, Inc.                                    95,853,779                          22.69
                                   Other (Less than 5% individually)                      253,932                           0.06
                                   -------------------------------------------------------------------------------------------------
                                                                                      $422,493,883                        100.00%

Master Servicer and the            Wells Fargo Bank, National Association
Securities Administrator:

Servicer:                          Ocwen Loan Servicing, LLC

Trustee:                           HSBC Bank USA, National Association

Custodians:                        Wells Fargo Bank, National Association and Deutsche Bank National Trust Company

Credit Risk Manager:               Clayton Fixed Income Services Inc.

Underwriter:                       Deutsche Bank Securities Inc.

Swap Provider:                     TBD

Cap Provider:                      TBD

Cut-off Date:                      June 1, 2007

Expected Pricing:                  Week of June 18, 2007

Expected Closing Date:             On or about June 29, 2007
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The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 4

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ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
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                                                    Transaction Overview (Cont.)
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Record Date:                       For so long as the Offered  Certificates are held in book-entry form, the Record Date will be the business day  immediately  preceding the related  Distribution  Date. With respect to any Offered
                                   Certificates  held in definitive form, the Record Date will be the last business day of the month immediately preceding the month in which the related Distribution Date occurs.

Distribution Date:                 25th day of each month (or the next business day if such day is not a business day) commencing in
                                   July 2007.

Determination Date:                The  Determination  Date with  respect to any  Distribution  Date is the 15th day of the calendar month in which such  Distribution  Date  occurs,  or if such 15th day is not a business  day, the business day immediately preceding such 15th day.

Servicer Remittance Date:          With respect to any Distribution  Date, the 22nd day of the month in which such Distribution Date occurs;  provided  that if the 22nd day of a given month is a Saturday,  the Servicer  Remittance
                                   Date shall be the  immediately  preceding  business day and if the 22nd day of a given month is a
                                   Sunday or otherwise not a business day (except for Saturdays), the Servicer Remittance Date shall be the next business day.

Due Period:                        The Due Period with  respect to any  Distribution  Date  commences on the second day of the month immediately  preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.

Prepayment Period:                 The  Prepayment  Period  with  respect  to any  Distribution  Date  shall be (a) with  respect to principal  prepayments in full, the period from the 16th day of the month  immediately  preceding the  Distribution  Date (or with  respect to the first  Prepayment  Period,  the period  from the
                                   Cut-off  Date) to the 15th day of the  month of the  Distribution  Date and (b) with  respect  to principal  prepayments in part, the calendar month  immediately  preceding the month in which the
                                   Distribution Date occurs.

Interest Accrual Period:           Interest  will  initially  accrue  on the  Offered  Certificates  from the  Closing  Date to (but excluding) the first Distribution Date, and thereafter,  from the prior Distribution Date to (but excluding) the current  Distribution Date on an actual/360  basis. The Offered  Certificates will initially settle flat (no accrued interest).

Interest Distribution              For any class of Offered  Certificates  on any  Distribution  Date is equal to  interest  accrued
Amount:                            during the related  Interest  Accrual Period on the certificate  principal  balance of that class immediately  prior to such  Distribution  Date at the then applicable  pass-through rate for such class,  and  reduced (to not less than zero),  in the case of each such class,  by the  allocable share,  if any, for such class of  prepayment  interest  shortfalls  to the extent not covered by
                                   Compensating  Interest paid by the Master Servicer or the Servicer and shortfalls  resulting from the application of the Servicemembers' Civil Relief Act or similar state or local laws.

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The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 5

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ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

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                                                    Transaction Overview (Cont.)
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Senior Interest                    For the  Class A  Certificates  on any  Distribution  Date is an  amount  equal to the sum of the
Distribution Amount:               Interest  Distribution  Amount for such  Distribution  Date for each such class and the  Interest
                                   Carry Forward Amount, if any, for such Distribution Date for each such class.

Administration Fee Rate:           The  Master  Servicer,  Servicer  and  Credit  Risk  Manager  will  be paid  monthly  fees on the outstanding principal balance of the Mortgage Loans. These fees initially aggregate to a weighted average cost of approximately 0.5230% for the Mortgage Loans.

Compensating Interest:             The Servicer will be required to cover Prepayment  Interest  Shortfalls on prepayments in full on the Mortgage  Loans  serviced by the Servicer and received  during the portion of the  Prepayment
                                   Period occurring in the month prior to the month in which the related Distribution Date occurs up to the  Servicing  Fee  payable  to the  Servicer.  If the  Servicer  fails to make any  required
                                   Compensating  Interest  payment,  the Master  Servicer will be required to do so up to the Master
                                   Servicing Fee.
Prepayment Interest
Shortfalls:                        Interest shortfalls attributable to voluntary principal prepayments on the Mortgage Loans.

Optional Termination:              On any Distribution  Date on which the aggregate  outstanding  principal  balance of the Mortgage
                                   Loans as of the last day of the related Due Period is less than or equal to 10% of the  aggregate outstanding  principal  balance of the Mortgage Loans as of the Cut-off Date, the Master Servicer
                                   may repurchase all of the Mortgage  Loans and REO properties  remaining in the trust,  causing an early retirement of the certificates, but is not required to do so.

Monthly Servicer                   The  Servicer  will collect  monthly  payments of  principal  and interest on the Mortgage  Loans
Advances:                          serviced by the Servicer and will be obligated to make advances of delinquent  monthly  principal and interest payments.  The Servicer is required to advance delinquent  payments of principal and interest on the  Mortgage  Loans  serviced by the  Servicer  only to the extent such  amounts are deemed  recoverable.  If the Servicer fails to make any such advance, a successor servicer (which may  be the  Master  Servicer)  will  be  required  to do so  subject  to  its  determination  of recoverability.  The Servicer and the successor  servicer are entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

Credit Enhancement:                1) Excess Interest;
                                   2) Overcollateralization ("OC"); and
                                   3) Subordination.

Allocation of Losses:              Any Realized Losses on the Mortgage Loans will be allocated on any Distribution  Date,  first, to
                                   Net Monthly  Excess  Cashflow and Net Swap  Payments  received  from the Swap  Provider,  if any, second, to the Class CE Certificates, third, to the Class M-9 Certificates,  fourth, to the Class
                                   M-8  Certificates,  fifth, to the Class M-7  Certificates,  sixth, to the Class M-6 Certificates, seventh,  to the Class M-5 Certificates,  eighth,  to the Class M-4  Certificates,  ninth, to the
                                   Class M-3  Certificates,  tenth,  to the Class M-2  Certificates  and eleventh,  to the Class M-1
                                   Certificates.  There  will be no  allocation  of  Realized  Losses to the  Class A  Certificates.
                                   Investors in the Class A Certificates should note, however,  that although Realized Losses cannot be allocated to such Certificates, under certain loss scenarios there may not be enough principal and interest on the Mortgage Loans to distribute to the holders of the Class A  Certificates  all principal and interest amounts to which they are then entitled.

                                   Once Realized Losses have been allocated to the Mezzanine Certificates, such amounts with respect to such  Certificates  will no longer  accrue  interest and such  amounts will not be  reinstated
                                   thereafter.  However,  the amount of any Realized Losses allocated to the Mezzanine  Certificates may be distributed to such certificates on a subordinated basis on any Distribution Date from Net
                                   Monthly  Excess  Cashflow,  to the extent  available on such  Distribution  Date and any Net Swap
                                   Payments paid by the Swap Provider and available for this purpose.
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 6

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------

Required                           Overcollateralization  refers to the  amount  by which the  aggregate  principal  balance  of the
Overcollateralization              Mortgage Loans exceeds the aggregate  certificate  principal  balance of the  Certificates.  This
Amount:                            excess (the "Overcollateralization Amount") is intended to protect the certificateholders against shortfalls in payments on the  certificates.  The Required  Overcollateralization  Amount for the
                                   certificates,  which will be fully  established at issuance,  is anticipated to be  approximately
                                   5.80% of the  aggregate  principal  balance of the Mortgage  Loans as of the Cut-off  Date. On or
                                   after  the  Stepdown  Date and  provided  that a trigger  event is not in  effect,  the  Required
                                   Overcollateralization  Amount  may be  permitted  to  decrease  to  approximately  11.60%  of the aggregate  principal  balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor amount of approximately 0.50% of the aggregate  outstanding  principal balance of the Mortgage Loans as of the Cut-off Date. If, due to losses, the Overcollateralization Amount is  reduced  below the  Required  Overcollateralization  Amount,  excess  spread,  to the  extent available,  will be paid to the certificates then entitled to receive distributions in respect of principal in order to reduce the certificate principal balance of such certificates to the extent necessary to reach the Required Overcollateralization Amount. In addition, Net Swap Payments paid by the Swap  Provider  may be used to  restore or  maintain  the  Required  Overcollateralization
                                   Amount.

Overcollateralization              An  Overcollateralization  Increase Amount for any Distribution Date is the lesser of (i) the Net
Increase Amount:                   Monthly Excess Cashflow and Net Swap Payments  received from the Swap Provider,  if any, for that
                                   Distribution  Date and (ii) the  excess of the  Required  Overcollateralization  Amount  over the current Overcollateralization Amount.

Overcollateralization              An  Overcollateralization  Reduction Amount for any Distribution  Date is the amount by which the
Reduction Amount:                  current  Overcollateralization  Amount  exceeds the Required  Overcollateralization  Amount after taking into account all other  distributions to be made on the  Distribution  Date limited to the distribution of principal on the Mortgage Loans.

Stepdown Date:                     Is the earlier of (i) the first Distribution Date after which the aggregate certificate principal balance of the Class A  Certificates  has been reduced to zero and (ii) the later to occur of (x)
                                   the  Distribution  Date occurring in July 2010 and (y) the first  Distribution  Date on which the
                                   Credit  Enhancement  Percentage  (calculated  for this  purpose  only after  taking into  account distributions  of principal on the Mortgage Loans,  but prior to any distribution of principal to the holders of the certificates) is equal to or greater than approximately 54.90%.

Credit Enhancement                 The Credit Enhancement  Percentage for any class of certificates and any Distribution Date is the
Percentage:                        percentage obtained by dividing (x) the aggregate  certificate  principal balance of the class or classes  subordinate  thereto  (which  includes  the  Overcollateralization  Amount)  by (y)  the aggregate  principal  balance of the Mortgage Loans,  calculated after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced,  and
                                   unscheduled   collections  of  principal  received  during  the  related  Prepayment  Period  and distribution  of the  Principal  Distribution  Amount to the  holders  of the  certificates  then entitled to distributions of principal on the Distribution Date.

                                   Class              (S / M)                   Initial CE %*        Targeted CE % On/After
                                   -----              -------                   -------------        ----------------------
                                                                                                        Step Down Date*
                                                                                                        ---------------
                                      A               AAA/Aaa                    27.45%                      54.90%
                                     M-1             [AA+]/Aa1                   23.05%                      46.10%
                                     M-2              [AA]/Aa2                   19.00%                      38.00%
                                     M-3             [AA-]/Aa3                   16.50%                      33.00%
                                     M-4              [A+]/A1                    14.40%                      28.80%
                                     M-5               [A]/A2                    12.45%                      24.90%
                                     M-6              [A-]/A3                    10.55%                      21.10%
                                     M-7            [BBB+]/Baa1                  8.80%                       17.60%
                                     M-8             [BBB]/Baa2                  7.25%                       14.50%
                                     M-9            [BBB-]/Baa3                  5.80%                       11.60%
------------------------------------------------------------------------------------------------------------------------------------
   * Approximate

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 7

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------

Net Monthly Excess                 For any Distribution Date is equal to the sum of (i) any  Overcollateralization  Reduction Amount
Cashflow:                          and (ii) the excess of the  Available  Distribution  Amount,  net of any Net Swap Payment and the
                                   Swap Termination Payment, if any, required to be made by the Securities Administrator,  on behalf of the  supplemental  interest  trust  (described  below),  to the Swap  Provider  under the Swap
                                   Agreement,  over the sum of (w) with  respect to the Class A  Certificates,  the Senior  Interest
                                   Distribution  Amount for such Distribution Date, (x) with respect to the Mezzanine  Certificates, the  Interest  Distribution  Amount for such  Distribution  Date and (y) the amount of  principal remittance  required to be distributed to the holders of the  Certificates  on such  Distribution
                                   Date.

Net WAC Pass-                      Class A-1 and Class A-2  Certificates:  The per annum rate  (subject to  adjustment  based on the
Through Rate:                      actual number of days elapsed in the related Interest Accrual Period) equal to the product of (i)
                                   12 and (ii) a fraction,  expressed as a percentage,  the numerator of which is the  difference of
                                   (a) the amount of interest  which accrued on the Mortgage  Loans in the related loan group in the prior calendar month minus the fees payable to the Servicer,  Master Servicer and the Credit Risk
                                   Manager with respect to the related Mortgage Loans for such Distribution Date, over (b) the Group
                                   I Allocation Percentage or Group II Allocation Percentage, as applicable, of any Net Swap Payment or Swap Termination  Payment made to the Swap Provider for such  Distribution Date (which was not caused by a Swap Provider Trigger Event, as defined in the Swap  Agreement),  and the denominator of which is the aggregate principal balance of the Mortgage Loans in the related loan group as of the last day of the  immediately  preceding Due Period (or as of the Cut-off Date with respect to the first Distribution  Date), after giving effect to principal  prepayments  received during the related Prepayment Period.

                                   Mezzanine Certificates:  The per annum rate equal to the weighted average (weighted in proportion to the results of  subtracting  from the  aggregate  principal  balance of each loan  group,  the certificate  principal  balance  of the  related  Class  A  Certificates),  of (i)  the  Net  WAC
                                   Pass-Through  Rate for the Class A-1 Certificates and (ii) the Net WAC Pass-Through  Rate for the
                                   Class A-2 Certificates.

                                   Group I Allocation  Percentage:  The aggregate  principal  balance of the Group I Mortgage  Loans divided by the sum of the aggregate principal balance of the Group I Mortgage Loans and the Group
                                   II Mortgage Loans.

                                   Group II Allocation  Percentage:  The aggregate  principal balance of the Group II Mortgage Loans divided by the sum of the aggregate principal balance of the Group I Mortgage Loans and the Group
                                   II Mortgage Loans.

Net WAC Rate                       If on any Distribution Date the Pass-Through Rate for any class of certificates is limited by the
Carryover Amount:                  related Net WAC  Pass-Through  Rate,  such class will be entitled to the "Net WAC Rate  Carryover
                                   Amount"  which will be equal to the sum of (i) the excess of, if any,  (a) the amount of interest that would have accrued on such class based on one-month  LIBOR plus the related  margin over (b)
                                   the amount of interest accrued on such class based on the related Net WAC  Pass-Through  Rate and
                                   (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from the prior  Distribution
                                   Date together  with accrued  interest on such unpaid  portion at a rate equal to one-month  LIBOR plus the related  margin for the most recently ended Interest  Accrual  Period.  Any Net WAC Rate
                                   Carryover  Amount  will be paid on such  Distribution  Date or future  Distribution  Dates to the extent of funds  available.  The Net WAC Rate Carryover  Amount will be distributed  from certain amounts received by the Securities  Administrator,  on behalf of the Supplemental  Interest Trust
                                   (described below), under the Swap Agreement,  if any, and from the Net Monthly Excess Cashflow on a subordinated basis on the same Distribution Date or on any subsequent  Distribution Date to the extent of  available  funds.  The  ratings  on each  class of  certificates  do not  address  the likelihood of the payment of any Net WAC Rate Carryover  Amount from Net Monthly Excess Cashflow.
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                  8

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------

Interest Carry                     The  Interest  Carry  Forward  Amount with respect to any class of Offered  Certificates  and any
Forward Amount                     Distribution Date is equal to the amount, if any, by which the Interest  Distribution  Amount for that class of certificates for the immediately  preceding  Distribution  Date exceeded the actual amount  distributed  on the  certificates  in respect of  interest on the  immediately  preceding
                                   Distribution Date,  together with any Interest Carry Forward Amount with respect to such class of certificates  remaining unpaid from the previous Distribution Date, plus interest accrued thereon at the related Pass-Through Rate on the certificates for the most recently ended Interest Accrual
                                   Period.

Group I Cap                        On the  Closing  Date,  the  Trustee  will  enter into a "Group I Cap  Agreement",  which will be
Agreement:                         effective for the period  commencing on the  Distribution  Date occurring in July 2007 and ending immediately  following  the  Distribution  Date  occurring in December  2007, to make payments in respect of any Net WAC Rate Carryover  Amounts in respect of the Class A-1  Certificates  and the
                                   Mezzanine  Certificates as described herein.  The Group I Cap Agreement requires a cap payment in an amount equal to the product of: (1) the excess,  if any, of  one-month  LIBOR over a specified strike rate for the related  Distribution  Date;  (2) the related cap notional  amount,  which is based on the lesser of (i) the expected amortization of the Group I Mortgage Loans and (ii) Group
                                   I Scheduled  Cap  Notional  Amount for the  related  Distribution  Date and (3) a  fraction,  the numerator of which is the actual  number of days elapsed from the previous  Distribution  Date to but excluding the current  Distribution  Date (or, for the first  Distribution  Date,  the actual number of days elapsed from the Closing Date to but excluding the first  Distribution  Date), and the denominator of which is 360. The Group I Scheduled Cap Notional Amount for each  Distribution
                                   Date during the term of the Group I Cap  Agreement  is set forth on page 15 of this free  writing prospectus.

Group II Cap                       On the  Closing  Date,  the  Trustee  will enter into a "Group II Cap  Agreement",  which will be
Agreement:                         effective for the period  commencing on the  Distribution  Date occurring in July 2007 and ending immediately  following  the  Distribution  Date  occurring in December  2007, to make payments in respect of any Net WAC Rate  Carryover  Amounts in respect of the Class A-2A,  Class A-2B,  Class
                                   A-2C, Class A-2D Certificates and the Mezzanine  Certificates as described  herein.  The Group II
                                   Cap  Agreement  requires a cap payment in an amount  equal to the product of: (1) the excess,  if any, of one-month LIBOR over a specified strike rate for the related  Distribution  Date; (2) the related cap notional amount, which is based on the lesser of (i) the expected amortization of the
                                   Group II  Mortgage  Loans  and (ii)  Group II  Scheduled  Cap  Notional  Amount  for the  related
                                   Distribution Date and (3) a fraction, the numerator of which is the actual number of days elapsed from the previous  Distribution Date to but excluding the current  Distribution Date (or, for the first Distribution Date, the actual number of days elapsed from the Closing Date to but excluding the first  Distribution  Date),  and the  denominator of which is 360. The Group II Scheduled Cap
                                   Notional Amount for each  Distribution  Date during the term of the Group II Cap Agreement is set forth on page 15 of this free writing prospectus.
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                  9

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------

Swap Agreement:                    On the Closing  Date,  the Trustee  will enter into a Swap  Agreement  with the Swap  Provider as described in the final  prospectus  supplement.  The Swap Agreement will have an initial notional amount of $377,582,070.  Under the Swap Agreement,  commencing on the Distribution Date occurring in January 2008, the trust (through a  supplemental  interest  trust) will be obligated to pay an amount  equal to the product of (i) 5.45% per annum,  (ii) the Swap  Notional  Amount (as defined below) and (iii) a fraction,  the numerator of which is 30 and the  denominator  of which is 360, and the Swap  Provider  will be  obligated to pay to the  supplemental  interest  trust,  for the benefit  of the  holders  of the  Offered  Certificates,  an amount  equal to the  product of (i)
                                   one-month  LIBOR,  (ii) the Swap Notional Amount and (iii) a fraction,  the numerator of which is the actual number of days elapsed during the related  Interest Accrual Period and the denominator of which is 360,  until the Swap Agreement is  terminated.  The "Swap  Notional  Amount" for each
                                   Distribution Date will be equal to the lesser of (a) the aggregate  certificate principal balance of the Offered Certificates on the day immediately  preceding such Distribution Date, and (b) the scheduled swap notional amount set forth in the Swap Agreement for such  Distribution  Date. Only the net  amount  of the two  obligations  will be paid by the  appropriate  party  (the "Net Swap
                                   Payment").  See the attached  schedule.  A separate trust created under the pooling and servicing agreement (the  "Supplemental  Interest Trust") will hold the Swap Agreement.  The Swap Agreement and any payments made by the Swap Provider thereunder will be assets of the Supplemental Interest
                                   Trust but will not be assets of any REMIC.  Upon early  termination  of the Swap  Agreement,  the
                                   Supplemental Interest Trust or the Swap Provider may be liable to make a termination payment (the
                                   "Swap  Termination   Payment")  to  the  other  party  (regardless  of  which  party  caused  the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap  Agreement.  In the event that the Securities  Administrator,  on behalf of the
                                   Supplemental Interest Trust, is required to make a Swap Termination Payment, that payment will be paid on the related  Distribution  Date, and on any subsequent  Distribution  Dates until paid in full,  and, if such Swap  Termination  Payment is not due as a result of the occurrence of a Swap
                                   Provider  Trigger  Event  (as  defined  in the Swap  Agreement),  such  payment  will be prior to distributions to Certificateholders.

Available Distribution             For any Distribution Date, net of the  administrative  fees, an amount equal to (i) the aggregate
Amount:                            amount of  scheduled  monthly  payments  on the  Mortgage  Loans due on the  related Due Date and received on or prior to the related  Determination Date; (ii) unscheduled  payments in respect of the Mortgage Loans (including prepayments,  insurance proceeds,  liquidation proceeds, subsequent recoveries and proceeds from  repurchases of and  substitutions  for the Mortgage Loans occurring during the  Prepayment  Period or proceeds from the  repurchase of the Mortgage  Loans due to the
                                   Optional  Termination  of the Trust);  (iii) all P&I Advances with respect to the Mortgage  Loans received for the Distribution  Date; and (iv) all  Compensating  Interest paid by the Servicer or the Master  Servicer in respect of  Prepayment  Interest  Shortfalls  for the related  Prepayment
                                   Period.
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 10

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------

Class A Principal                  Until the Stepdown Date, or if a Trigger Event occurs, the Class A Principal  Distribution Amount
Distribution Amount:               will be distributed to the holders of the Class A-1  Certificates  and the Class A-2 Certificates
                                   concurrently,  on a pro rata basis based on the related Class A principal  allocation  percentage
                                   (for any Distribution  Date, the percentage  equivalent of a fraction,  the numerator of which is the  principal  remittance  amount for the Group I  Mortgage  Loans (in the case of the Class A-1
                                   Certificates) or the principal  remittance amount for the Group II Mortgage Loans (in the case of the Class A-2  Certificates)  and the  denominator of which is equal to the principal  remittance amount for all of the Mortgage Loans).

                                   Until the Stepdown Date, or if a Trigger Event occurs,  the Class A Certificates will receive the principal  collected  on the  Mortgage  Loans plus any excess  interest  and any Net Swap Payment received by the Securities  Administrator  from the Swap Provider required to restore or maintain the Required  Overcollateralization  Amount until the aggregate  certificate principal balance of the Class A  Certificates  has been reduced to zero. On or after the Stepdown Date, if no Trigger
                                   Event occurs,  principal paid on the Class A Certificates will be an amount such that the Class A
                                   Certificates will maintain  approximately a 54.90% Credit Enhancement  Percentage (2x the Class A
                                   Initial  Credit  Enhancement  Percentage).  The Class A  Principal  Distribution  Amount  will be distributed to the holders of the Class A-1  Certificates  and the Class A-2  Certificates to the
                                   extent of their respective group-based principal distribution amount.

                                   (xvii) Principal  distributions to the Class A-2 Certificates  will be allocated  sequentially to the Class A-2A,  Class A-2B,  Class A-2C and Class A-2D  Certificates,  in that order,  until the certificate principal balance of each such class has been reduced to zero; provided,  however, on any  Distribution  Date on which the  aggregate  certificate  principal  balance of the Mezzanine
                                   Certificates has been reduced to zero and the Overcollateralization Amount is zero, all principal distributions  will be  distributed  to the Class A-2  Certificates  concurrently,  on a pro rata basis,  based on the  certificate  principal  balance of each such class,  until the  certificate principal balance of each such class has been reduced to zero.

Class M Principal                  Until the  Stepdown  Date,  unless the  aggregate  certificate  principal  balance of the Class A
Distribution Amount:               Certificates  is reduced to zero,  the  Mezzanine  Certificates  will not receive  any  principal payments.  On or after the Stepdown Date (if no Trigger Event occurs),  principal will be paid to the Mezzanine Certificates,  first to the Class M-1 Certificates until it reaches approximately a
                                   46.10% Credit Enhancement  Percentage (2x the Class M-1 Initial Credit  Enhancement  Percentage),
                                   second to the Class M-2 Certificates  until it reaches  approximately a 38.00% Credit Enhancement
                                   Percentage  (2x the Class M-2  Initial  Credit  Enhancement  Percentage),  third to the Class M-3
                                   Certificates until it reaches approximately a 33.00% Credit Enhancement  Percentage (2x the Class
                                   M-3 Initial Credit Enhancement Percentage), fourth to the Class M-4 Certificates until it reaches approximately a 28.80% Credit Enhancement Percentage (2x the Class M-4 Initial Credit Enhancement
                                   Percentage),  fifth to the Class M-5 Certificates until it reaches  approximately a 24.90% Credit
                                   Enhancement  Percentage (2x the Class M-5 Initial Credit  Enhancement  Percentage),  sixth to the
                                   Class M-6 Certificates until it reaches approximately a 21.10% Credit Enhancement  Percentage (2x the Class M-6 Initial Credit Enhancement Percentage), seventh to the Class M-7 Certificates until it reaches approximately a 17.60% Credit Enhancement  Percentage (2x the Class M-7 Initial Credit
                                   Enhancement  Percentage),  eighth to the Class M-8 Certificates until it reaches  approximately a
                                   14.50% Credit Enhancement  Percentage (2x the Class M-8 Initial Credit  Enhancement  Percentage),
                                   ninth to the Class M-9 Certificates  until it reaches  approximately a 11.60% Credit  Enhancement
                                   Percentage (2x the Class M-9 Initial Credit Enhancement Percentage
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 11

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------

Class M Principal                  If a Trigger Event occurs,  principal  payments will be paid first to the Class A Certificates in
Distribution Amount                the manner and order of priority described under "Class A Principal Distribution Amount", in each
(continued):                       case until the  certificate  principal  balance of each such class has been  reduced to zero and, then sequentially to the Mezzanine  Certificates in their order of seniority,  in each case until the certificate principal balance of each such class has been reduced to zero.

Coupon Step-up:                    On the Distribution Date following the first possible  optional  termination date, the margins on the Class A Certificates and the Mezzanine Certificates will increase to the following,  provided that the Pass-Through  Rates on the Certificates  will still be subject to the applicable Net WAC
                                   Pass-Through Rate.

                                   Class                   After Optional Termination
                                   -----                   --------------------------
                                   A                       2 x Margin
                                   M                       The lesser of 1.5 x Margin and Margin plus 0.50%

Trigger Event:                     If either the Delinquency Test or Cumulative Loss Test is violated.

Delinquency Test:                  The  determination  on any  Distribution  Date that the  percentage  obtained by dividing (x) the principal  amount  of (1)  Mortgage  Loans  delinquent  60 days or more,  (2)  Mortgage  Loans in foreclosure,  (3) REO Properties  and (4) Mortgage Loans  discharged due to bankruptcy by (y) the aggregate  principal  balance of the  Mortgage  Loans,  in each  case,  as of the last day of the previous  calendar month,  exceeds [29.14]% of the Credit  Enhancement  Percentage of the Class A
                                   Certificates.

Cumulative Loss Test:              The  determination on any Distribution Date that the aggregate amount of Realized Losses incurred since the Cut-off  Date through the last day of the related Due Period  divided by the  aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

                                     Distribution Date Occurring in                              Percentage
                                     ------------------------------                              ----------
                                         July 2009 to June 2010          [2.15]%, plus 1/12th of [2.55]% for each month thereafter
                                         July 2010 to June 2011          [4.70]%, plus 1/12th of [2.50]% for each month thereafter
                                         July 2011 to June 2012          [7.20]%, plus 1/12th of [2.00]% for each month thereafter
                                         July 2012 to June 2013          [9.20]%, plus 1/12th of [1.15]% for each month thereafter
                                        July 2013 and thereafter                                  [10.35]%
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 12

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                     Transaction Overview (Cont.)

Payment Priority:                  On each Distribution Date, the Available Distribution Amount will be distributed as follows:

                                   1.   Commencing on the Distribution Date occurring in January 2008, to the Supplemental  Interest
                                        Trust to pay any Net Swap  Payment or the Swap  Termination  Payment  (not  caused by a Swap
                                        Provider Trigger Event (as defined in the Swap Agreement)) owed to the Swap Provider.

                                   2.   To pay interest to the Class A Certificates,  pro rata, including any Interest Carry Forward
                                        Amounts for such  Distribution  Date, and then to pay interest  excluding any Interest Carry
                                        Forward Amounts for such  Distribution Date to the Mezzanine  Certificates,  on a sequential basis.

                                   3.   To pay  principal to the Class A  Certificates  in  accordance  with the  principal  payment provisions described above.

                                   4.   To pay principal to the Mezzanine  Certificates  in  accordance  with the principal  payment provisions described above.

                                   5.   From Net Monthly  Excess  Cashflow,  if any, to the  certificates  then  entitled to receive distributions in respect of principal in order to reduce the certificate  principal  balance
                                        of  the   Certificates  to  the  extent  necessary  to  restore  or  maintain  the  Required
                                        Overcollateralization Amount.

                                   6.   From  remaining  Net Monthly  Excess  Cashflow,  if any, to pay the Interest  Carry  Forward
                                        Amounts on the Mezzanine Certificates, on a sequential basis.

                                   7.   From remaining Net Monthly Excess Cashflow,  if any, to pay the allocated Realized Losses on the Mezzanine Certificates, on a sequential basis.

                                   8.   From remaining Net Monthly Excess Cashflow, if any, to pay the Net WAC Rate Carryover Amount
                                        on the Class A Certificates and the Mezzanine  Certificates in the same order of priority as described in 2 above.

                                   9.   From remaining Net Monthly Excess  Cashflow,  if any,  commencing on the  Distribution  Date occurring in January 2008, to pay any Swap  Termination  Payment  (caused by a Swap Provider
                                        Trigger Event under the Swap Agreement) owed to the Swap Provider.

                                   10.  To pay any remaining  amount to the Non-offered  Certificates in accordance with the pooling and servicing agreement.

                                   Commencing on the  Distribution  Date occurring in January 2008, any Net Swap Payments on deposit in the  Supplemental  Interest  Trust will be paid  after the  Available  Distribution  Amount as follows:

                                   1.   To pay any Net Swap Payment or the Swap  Termination  Payment (not caused by a Swap Provider
                                        Trigger Event (as defined in the Swap Agreement)) owed to the Swap Provider.

                                   2.   To pay any unpaid interest on the Class A Certificates, including any Interest Carry Forward
                                        Amounts for such Distribution  Date, on a pro-rata basis and then to pay any unpaid interest including any Interest Carry Forward  Amounts for such  Distribution  Dates to the Mezzanine
                                        Certificates, sequentially.

                                   3.   To pay  any  principal  to the  Class A  Certificates  and the  Mezzanine  Certificates,  in
                                        accordance with the principal payment  provisions  described above in an amount necessary to restore or maintain the Required Overcollateralization Amount.

                                   4.   To pay any  allocated  Realized  Losses  remaining  unpaid  on the  Mezzanine  Certificates, sequentially.

                                   5.   To pay the Net WAC Rate  Carryover  Amount on the  Class A  Certificates  and the  Mezzanine
                                        Certificates remaining unpaid in the same order of priority as described above in 2.

                                   6.   To pay any Swap Termination  Payment (caused by a Swap Provider Trigger Event under the Swap
                                        Agreement) owed to the Swap Provider.

                                   7.   To pay any remaining amount to the Class CE Certificates.

------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 13

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------

ERISA:                             It is expected that the Offered Certificates may be purchased by, or with the assets of, employee benefit  plans  subject  to the  Employee  Retirement  Income  Security  Act of 1974,  as amended
                                   ("ERISA") or plans or arrangements  subject to section 4975 of the Internal Revenue Code (each, a
                                   "Plan").  Prior to the termination of the  Supplemental  Interest  Trust,  Plans or persons using assets of a Plan may purchase  the Offered  Certificates  if the  purchase and holding  meets the requirements of an  investor-based  class exemption issued by the Department of Labor.  Investors should consult with their counsel with respect to the  consequences  under ERISA and the Internal
                                   Revenue Code of a Plan's acquisition and ownership of such certificates.

Legal Investment:                  The Offered  Certificates will not constitute  "mortgage related  securities" for purposes of the
                                   Secondary Mortgage Market Enhancement Act of 1984.

Taxation - REMIC:                  One or more REMIC  elections  will be made for  designated  portions of the Trust  (exclusive  of certain shortfall payments or payments from the Supplemental  Interest Trust or the obligation to make payments to the Supplemental Interest Trust pursuant to the Swap Agreement).

Form of Registration:              Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations:             $25,000 and integral multiples of $1 in excess thereof.

------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 14

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

                                                        Group I Cap Schedule

                     --------------------------------------------------------------------------------------
                                     Distribution Date          Group I Scheduled Cap
                                                                 Notional Amount ($)        Strike Rate (%)
                     --------------------------------------------------------------------------------------
                     1                      7/25/2007                215,341,902                      7.50

                     2                      8/25/2007                213,634,651                      7.50

                     3                      9/25/2007                211,557,204                      7.50

                     4                     10/25/2007                209,112,226                      7.50

                     5                     11/25/2007                206,304,283                      7.50

                     6                     12/25/2007                203,140,642                      7.50

                                                        Group II Cap Schedule

                     --------------------------------------------------------------------------------------
                                                                Group II Scheduled Cap
                                     Distribution Date           Notional Amount ($)        Strike Rate (%)
                     --------------------------------------------------------------------------------------
                     1                      7/25/2007                207,151,981                      7.50

                     2                      8/25/2007                205,469,083                      7.50

                     3                      9/25/2007                203,434,900                      7.50

                     4                     10/25/2007                201,052,205                      7.50

                     5                     11/25/2007                198,325,556                      7.50

                     6                     12/25/2007                195,261,324                      7.50

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 15

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

                                                            Swap Schedule

------------------------------------------------------------------------------------------------------------------------------
                                          Scheduled Swap                                                     Scheduled Swap
               Distribution Date        Notional Amount ($)                 Distribution Date              Notional Amount ($)
------------------------------------------------------------------------------------------------------------------------------
    1              7/25/2007                           -            31           1/25/2010                      175,381,754
    2              8/25/2007                           -            32           2/25/2010                      170,049,998
    3              9/25/2007                           -            33           3/25/2010                      164,864,080
    4             10/25/2007                           -            34           4/25/2010                      159,819,979
    5             11/25/2007                           -            35           5/25/2010                      154,913,785
    6             12/25/2007                           -            36           6/25/2010                      150,141,695
    7              1/25/2008                 377,582,070            37           7/25/2010                      143,607,516
    8              2/25/2008                 371,461,707            38           8/25/2010                      142,580,911
    9              3/25/2008                 364,673,785            39           9/25/2010                      137,260,095
   10              4/25/2008                 357,238,382            40           10/25/2010                     132,190,848
   11              5/25/2008                 349,179,251            41           11/25/2010                     128,521,889
   12              6/25/2008                 340,523,739            42           12/25/2010                     124,955,669
   13              7/25/2008                 331,302,682            43           1/25/2011                      121,489,286
   14              8/25/2008                 322,316,615            44           2/25/2011                      118,119,921
   15              9/25/2008                 313,559,564            45           3/25/2011                      114,845,036
   16             10/25/2008                 305,025,673            46           4/25/2011                      111,661,757
   17             11/25/2008                 296,709,252            47           5/25/2011                      108,567,500
   18             12/25/2008                 288,604,759            48           6/25/2011                      105,559,751
   19              1/25/2009                 280,706,789            49           7/25/2011                      102,636,072
   20              2/25/2009                 273,010,080            50           8/25/2011                       99,794,092
   21              3/25/2009                 265,509,505            51           9/25/2011                       97,031,507
   22              4/25/2009                 258,200,060            52           10/25/2011                      94,346,078
   23              5/25/2009                 251,076,873            53           11/25/2011                      91,735,633
   24              6/25/2009                 244,135,196            54           12/25/2011                      89,198,058
   25              7/25/2009                 229,835,670            55           1/25/2012                       86,731,300
   26              8/25/2009                 216,463,902            56           2/25/2012                       84,333,366
   27              9/25/2009                 203,979,908            57           3/25/2012                       82,002,318
   28             10/25/2009                 192,294,020            58           4/25/2012                       79,736,273
   29             11/25/2009                 186,499,449            59           5/25/2012                       77,533,401
   30             12/25/2009                 180,863,486            60           6/25/2012                       75,391,926
------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 16

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

                                                          Sensitivity Table
                                                             To 10% Call

               -------------------------------------------------------------------------------------------------------
                                        Fixed>>        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC
                                          Arm>>        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC

               -------------------------------------------------------------------------------------------------------
               A-1           Avg Life (years)           21.71          4.03          2.11          1.44          1.19
                             First Payment Date        Jul-07        Jul-07        Jul-07        Jul-07        Jul-07
                             Last Payment Date         Apr-37        Jul-20        May-14        May-10        Sep-09

               A-2A          Avg Life (years)           14.57          1.55          1.00          0.84          0.69
                             First Payment Date        Jul-07        Jul-07        Jul-07        Jul-07        Jul-07
                             Last Payment Date         Feb-29        May-10        Apr-09        Dec-08        Sep-08

               A-2B          Avg Life (years)           23.34          3.48          2.00          1.74          1.40
                             First Payment Date        Feb-29        May-10        Apr-09        Dec-08        Sep-08
                             Last Payment Date         Apr-32        Aug-11        Sep-09        May-09        Feb-09

               A-2C          Avg Life (years)           27.68          6.71          3.00          2.14          1.84
                             First Payment Date        Apr-32        Aug-11        Sep-09        May-09        Feb-09
                             Last Payment Date         Apr-37        Oct-17        Nov-12        Dec-09        Jun-09

               A-2D          Avg Life (years)           29.82         12.48          6.58          2.76          2.12
                             First Payment Date        Apr-37        Oct-17        Nov-12        Dec-09        Jun-09
                             Last Payment Date         Apr-37        Jul-20        May-14        Jun-10        Sep-09

               M-1           Avg Life (years)           28.71          8.58          5.17          4.60          3.72
                             First Payment Date        Jun-33        Jul-11        Jul-11        Jun-10        Sep-09
                             Last Payment Date         Apr-37        Jul-20        May-14        Sep-12        Apr-11

               M-2           Avg Life (years)           28.71          8.58          4.93          5.19          3.70
                             First Payment Date        May-33        Jul-11        Mar-11        Apr-12        Oct-10
                             Last Payment Date         Apr-37        Jul-20        May-14        Sep-12        Apr-11

               M-3           Avg Life (years)           28.70          8.58          4.82          4.74          3.34
                             First Payment Date        Apr-33        Jul-11        Jan-11        Oct-11        Jul-10
                             Last Payment Date         Apr-37        Jul-20        May-14        Sep-12        Apr-11
               -------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 17

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

                                                          Sensitivity Table
                                                       To 10% Call (Continued)

               -------------------------------------------------------------------------------------------------------
                                        Fixed>>        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC
                                          Arm>>        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC

               M-4           Avg Life (years)           28.70          8.58          4.77          4.45          3.20
                             First Payment Date        Apr-33        Jul-11        Dec-10        Jul-11        May-10
                             Last Payment Date         Apr-37        Jul-20        May-14        Sep-12        Apr-11

               M-5           Avg Life (years)           28.70          8.58          4.73          4.27          3.13
                             First Payment Date        Mar-33        Jul-11        Nov-10        Apr-11        Apr-10
                             Last Payment Date         Apr-37        Jul-20        May-14        Sep-12        Apr-11

               M-6           Avg Life (years)           28.70          8.58          4.70          4.14          3.07
                             First Payment Date        Mar-33        Jul-11        Oct-10        Feb-11        Mar-10
                             Last Payment Date         Apr-37        Jul-20        May-14        Sep-12        Apr-11

               M-7           Avg Life (years)           28.70          8.58          4.68          4.04          3.01
                             First Payment Date        Mar-33        Jul-11        Sep-10        Dec-10        Feb-10
                             Last Payment Date         Apr-37        Jul-20        May-14        Sep-12        Apr-11

               M-8           Avg Life (years)           28.70          8.58          4.66          3.97          2.96
                             First Payment Date        Mar-33        Jul-11        Aug-10        Nov-10        Jan-10
                             Last Payment Date         Apr-37        Jul-20        May-14        Sep-12        Apr-11

               M-9           Avg Life (years)           28.70          8.58          4.64          3.92          2.92
                             First Payment Date        Mar-33        Jul-11        Aug-10        Oct-10        Dec-09
                             Last Payment Date         Apr-37        Jul-20        May-14        Sep-12        Apr-11
               -------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 18

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

                                                          Sensitivity Table
                                                             To Maturity

               -------------------------------------------------------------------------------------------------------
                                        Fixed>>        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC
                                          Arm>>        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC

               -------------------------------------------------------------------------------------------------------
               A-1           Avg Life (years)           21.71          4.30          2.28          1.44          1.19
                             First Payment Date        Jul-07        Jul-07        Jul-07        Jul-07        Jul-07
                             Last Payment Date         May-37        Jan-34        Nov-22        May-10        Sep-09

               A-2A          Avg Life (years)           14.57          1.55          1.00          0.84          0.69
                             First Payment Date        Jul-07        Jul-07        Jul-07        Jul-07        Jul-07
                             Last Payment Date         Feb-29        May-10        Apr-09        Dec-08        Sep-08

               A-2B          Avg Life (years)           23.34          3.48          2.00          1.74          1.40
                             First Payment Date        Feb-29        May-10        Apr-09        Dec-08        Sep-08
                             Last Payment Date         Apr-32        Aug-11        Sep-09        May-09        Feb-09

               A-2C          Avg Life (years)           27.68          6.71          3.00          2.14          1.84
                             First Payment Date        Apr-32        Aug-11        Sep-09        May-09        Feb-09
                             Last Payment Date         Apr-37        Oct-17        Nov-12        Dec-09        Jun-09

               A-2D          Avg Life (years)           29.87         14.96          8.28          2.76          2.12
                             First Payment Date        Apr-37        Oct-17        Nov-12        Dec-09        Jun-09
                             Last Payment Date         May-37        Jul-33        Sep-22        Jun-10        Sep-09

               M-1           Avg Life (years)           28.72          9.42          5.70          6.94          5.62
                             First Payment Date        Jun-33        Jul-11        Jul-11        Jun-10        Sep-09
                             Last Payment Date         May-37        Oct-31        Sep-21        Sep-19        Jul-16

               M-2           Avg Life (years)           28.72          9.40          5.45          5.89          4.07
                             First Payment Date        May-33        Jul-11        Mar-11        Apr-12        Oct-10
                             Last Payment Date         May-37        Nov-30        Dec-20        Nov-17        Feb-15

               M-3           Avg Life (years)           28.71          9.38          5.33          5.13          3.64
                             First Payment Date        Apr-33        Jul-11        Jan-11        Oct-11        Jul-10
                             Last Payment Date         May-37        Jan-30        Jun-20        Jun-17        Oct-14
               -------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 19

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

                                                          Sensitivity Table
                                                       To Maturity (Continued)

               -------------------------------------------------------------------------------------------------------
                                        Fixed>>        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC
                                          Arm>>        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC

               -------------------------------------------------------------------------------------------------------
               M-4           Avg Life (years)           28.71          9.36          5.26          4.84          3.49
                             First Payment Date        Apr-33        Jul-11        Dec-10        Jul-11        May-10
                             Last Payment Date         May-37        May-29        Dec-19        Feb-17        Jul-14

               M-5           Avg Life (years)           28.71          9.34          5.21          4.65          3.41
                             First Payment Date        Mar-33        Jul-11        Nov-10        Apr-11        Apr-10
                             Last Payment Date         May-37        Oct-28        Aug-19        Oct-16        Apr-14

               M-6           Avg Life (years)           28.71          9.31          5.16          4.50          3.34
                             First Payment Date        Mar-33        Jul-11        Oct-10        Feb-11        Mar-10
                             Last Payment Date         May-37        Feb-28        Feb-19        Jun-16        Jan-14

               M-7           Avg Life (years)           28.71          9.27          5.11          4.38          3.26
                             First Payment Date        Mar-33        Jul-11        Sep-10        Dec-10        Feb-10
                             Last Payment Date         May-37        Apr-27        Aug-18        Jan-16        Oct-13

               M-8           Avg Life (years)           28.71          9.22          5.07          4.29          3.19
                             First Payment Date        Mar-33        Jul-11        Aug-10        Nov-10        Jan-10
                             Last Payment Date         May-37        Jun-26        Feb-18        Aug-15        Jun-13

               M-9           Avg Life (years)           28.71          9.15          5.00          4.20          3.13
                             First Payment Date        Mar-33        Jul-11        Aug-10        Oct-10        Dec-09
                             Last Payment Date         May-37        Jul-25        Jul-17        Feb-15        Feb-13
               -------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 20

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------      ------------------------------------------
  Class A-1 Effective Net WAC Schedule*           Class A-1 Effective Net WAC Schedule*

                          Effective Net                                  Effective Net
  Period       Date          WAC (%)             Period       Date          WAC (%)
------------------------------------------      ------------------------------------------
    1       7/25/2007         22.103               46        4/25/2011        25.141
    2       8/25/2007         20.554               47        5/25/2011        25.528
    3       9/25/2007         20.553               48        6/25/2011        25.281
    4       10/25/2007        20.822               49        7/25/2011        25.528
    5       11/25/2007        20.553               50        8/25/2011        25.269
    6       12/25/2007        20.821               51        9/25/2011        25.263
    7       1/25/2008         21.856               52       10/25/2011        25.519
    8       2/25/2008         21.838               53       11/25/2011        25.390
    9       3/25/2008         22.033               54       12/25/2011        25.661
    10      4/25/2008         21.795               55        1/25/2012        25.397
    11      5/25/2008         21.874               56        2/25/2012        25.390
    12      6/25/2008         21.743               57        3/25/2012        25.915
    13      7/25/2008         21.822               58        4/25/2012        25.379
    14      8/25/2008         21.689               59        5/25/2012        25.660
    15      9/25/2008         21.661               60        6/25/2012        25.463
    16      10/25/2008        21.738               61        7/25/2012        12.876
    17      11/25/2008        21.602               62        8/25/2012        12.454
    18      12/25/2008        21.678               63        9/25/2012        12.447
    19      1/25/2009         21.540               64       10/25/2012        12.864
    20      2/25/2009         21.511               65       11/25/2012        12.452
    21      3/25/2009         21.829               66       12/25/2012        12.883
    22      4/25/2009         21.488               67        1/25/2013        12.468
    23      5/25/2009         23.075               68        2/25/2013        12.461
    24      6/25/2009         23.033               69        3/25/2013        13.788
    25      7/25/2009         23.087               70        4/25/2013        12.447
    26      8/25/2009         22.796               71        5/25/2013        12.864
    27      9/25/2009         22.732               72        6/25/2013        12.464
    28      10/25/2009        22.865               73        7/25/2013        12.880
    29      11/25/2009        23.117               74        8/25/2013        12.457
    30      12/25/2009        23.322               75        9/25/2013        12.449
    31      1/25/2010         23.079               76       10/25/2013        12.857
    32      2/25/2010         23.022               77       11/25/2013        12.445
    33      3/25/2010         23.574               78       12/25/2013        12.874
    34      4/25/2010         22.981               79        1/25/2014        12.459
    35      5/25/2010         24.067               80        2/25/2014        12.451
    36      6/25/2010         23.879               81        3/25/2014        13.777
    37      7/25/2010         24.039               82        4/25/2014        12.436
    38      8/25/2010         24.278               83        5/25/2014        12.843
    39      9/25/2010         24.433            ------------------------------------------
    40      10/25/2010        24.679                                                  *PPC: 100% (ARM); PPC: 100% (Fixed)
    41      11/25/2010        25.064                                                  *1 Month LIBOR: 20%
    42      12/25/2010        25.391                                                  *6 Month Libor: 20%
    43      1/25/2011         25.139                                                  *Includes Net Swap Payments received from the
    44      2/25/2011         25.142                                                  Swap Provider
    45      3/25/2011         25.935                                                  *Includes Cap proceeds
------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 21

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------      ------------------------------------------
  Class A-2 Effective Net WAC Schedule*           Class A-2 Effective Net WAC Schedule*

                          Effective Net                                  Effective Net
  Period       Date          WAC (%)             Period       Date          WAC (%)
------------------------------------------      ------------------------------------------
    1       7/25/2007     21.896                   46      4/25/2011     24.508
    2       8/25/2007     20.379                   47      5/25/2011     24.848
    3       9/25/2007     20.378                   48      6/25/2011     24.616
    4       10/25/2007    20.640                   49      7/25/2011     24.844
    5       11/25/2007    20.376                   50      8/25/2011     24.606
    6       12/25/2007    20.637                   51      9/25/2011     24.599
    7       1/25/2008     21.678                   52      10/25/2011    24.854
    8       2/25/2008     21.658                   53      11/25/2011    24.722
    9       3/25/2008     21.840                   54      12/25/2011    24.954
    10      4/25/2008     21.615                   55      1/25/2012     24.715
    11      5/25/2008     21.689                   56      2/25/2012     24.708
    12      6/25/2008     21.565                   57      3/25/2012     25.191
    13      7/25/2008     21.638                   58      4/25/2012     24.699
    14      8/25/2008     21.511                   59      5/25/2012     24.967
    15      9/25/2008     21.483                   60      6/25/2012     24.760
    16      10/25/2008    21.555                   61      7/25/2012     12.134
    17      11/25/2008    21.426                   62      8/25/2012     11.735
    18      12/25/2008    21.497                   63      9/25/2012     11.729
    19      1/25/2009     21.365                   64      10/25/2012    12.112
    20      2/25/2009     21.342                   65      11/25/2012    11.727
    21      3/25/2009     21.639                   66      12/25/2012    12.122
    22      4/25/2009     21.417                   67      1/25/2013     11.725
    23      5/25/2009     22.500                   68      2/25/2013     11.717
    24      6/25/2009     22.669                   69      3/25/2013     12.966
    25      7/25/2009     22.724                   70      4/25/2013     11.703
    26      8/25/2009     22.453                   71      5/25/2013     12.099
    27      9/25/2009     22.384                   72      6/25/2013     11.712
    28      10/25/2009    22.536                   73      7/25/2013     12.097
    29      11/25/2009    22.638                   74      8/25/2013     11.699
    30      12/25/2009    22.884                   75      9/25/2013     11.692
    31      1/25/2010     22.658                   76      10/25/2013    12.074
    32      2/25/2010     22.604                   77      11/25/2013    11.689
    33      3/25/2010     23.111                   78      12/25/2013    12.082
    34      4/25/2010     22.637                   79      1/25/2014     11.687
    35      5/25/2010     23.465                   80      2/25/2014     11.679
    36      6/25/2010     23.323                   81      3/25/2014     12.921
    37      7/25/2010     23.474                   82      4/25/2014     11.662
    38      8/25/2010     23.727                   83      5/25/2014     12.043
    39      9/25/2010     23.877                ------------------------------------------
    40      10/25/2010    24.159                                                            *PPC: 100% (ARM); PPC: 100%
    41      11/25/2010    24.369                                                            (Fixed)
    42      12/25/2010    24.722                                                            *1 Month LIBOR: 20%
    43      1/25/2011     24.497                                                            *6 Month Libor: 20%
    44      2/25/2011     24.491                                                            *Includes Net Swap Payments
    45      3/25/2011     25.213                                                            received from the Swap Provider
------------------------------------------                                                  *Includes Cap proceeds

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 22

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------      ------------------------------------------
   Class M Effective Net WAC Schedule*                  Class M Effective Net WAC
                                                                Schedule*

                          Effective Net                                  Effective Net
  Period       Date          WAC (%)             Period       Date          WAC (%)
------------------------------------------      ------------------------------------------
    1       7/25/2007      22.001                  46      4/25/2011     24.830
    2       8/25/2007      20.468                  47      5/25/2011     25.195
    3       9/25/2007      20.467                  48      6/25/2011     24.955
    4       10/25/2007     20.732                  49      7/25/2011     25.193
    5       11/25/2007     20.466                  50      8/25/2011     24.944
    6       12/25/2007     20.731                  51      9/25/2011     24.938
    7       1/25/2008      21.769                  52      10/25/2011    25.193
    8       2/25/2008      21.750                  53      11/25/2011    25.063
    9       3/25/2008      21.938                  54      12/25/2011    25.315
    10      4/25/2008      21.707                  55      1/25/2012     25.064
    11      5/25/2008      21.783                  56      2/25/2012     25.057
    12      6/25/2008      21.656                  57      3/25/2012     25.557
    13      7/25/2008      21.731                  58      4/25/2012     25.039
    14      8/25/2008      21.602                  59      5/25/2012     25.312
    15      9/25/2008      21.574                  60      6/25/2012     25.109
    16      10/25/2008     21.648                  61      7/25/2012     12.503
    17      11/25/2008     21.515                  62      8/25/2012     12.092
    18      12/25/2008     21.589                  63      9/25/2012     12.086
    19      1/25/2009      21.454                  64      10/25/2012    12.486
    20      2/25/2009      21.428                  65      11/25/2012    12.087
    21      3/25/2009      21.736                  66      12/25/2012    12.499
    22      4/25/2009      21.453                  67      1/25/2013     12.094
    23      5/25/2009      22.793                  68      2/25/2013     12.086
    24      6/25/2009      22.855                  69      3/25/2013     13.373
    25      7/25/2009      22.909                  70      4/25/2013     12.072
    26      8/25/2009      22.628                  71      5/25/2013     12.478
    27      9/25/2009      22.562                  72      6/25/2013     12.084
    28      10/25/2009     22.703                  73      7/25/2013     12.484
    29      11/25/2009     22.882                  74      8/25/2013     12.074
    30      12/25/2009     23.107                  75      9/25/2013     12.067
    31      1/25/2010      22.873                  76      10/25/2013    12.461
    32      2/25/2010      22.817                  77      11/25/2013    12.063
    33      3/25/2010      23.347                  78      12/25/2013    12.473
    34      4/25/2010      22.812                  79      1/25/2014     12.068
    35      5/25/2010      23.772                  80      2/25/2014     12.060
    36      6/25/2010      23.607                  81      3/25/2014     13.343
    37      7/25/2010      23.762                  82      4/25/2014     12.044
    38      8/25/2010      24.007                  83      5/25/2014     12.437
    39      9/25/2010      24.160               ------------------------------------------
    40      10/25/2010     24.423                                                               *PPC: 100% (ARM); PPC: 100%
    41      11/25/2010     24.723                                                               (Fixed)
    42      12/25/2010     25.062                                                               *1 Month LIBOR: 20%
    43      1/25/2011      24.824                                                               *6 Month Libor: 20%
    44      2/25/2011      24.822                                                               *Includes Net Swap Payments
    45      3/25/2011      25.581                                                               received from the Swap Provider
------------------------------------------                                                      *Includes Cap proceeds

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 23

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

                                                           Excess Spread*
                                 (Assumes Pricing Prepayment Speed, Excludes Basis Risk Shortfalls)

------------------------------------------------------------------------------------------------------------------------------------
                  Excess                                 Excess                    Excess                                 Excess
                 Spread in                              Spread in                 Spread in                              Spread in
                    bp         1 Month      6 Month        bp                        bp         1 Month      6 Month        bp
                  (Static      Forward      Forward     (Forward                   (Static      Forward      Forward     (Forward
    Period        LIBOR)      LIBOR (%)    LIBOR (%)     LIBOR)       Period       LIBOR)      LIBOR (%)    LIBOR (%)     LIBOR)
------------------------------------------------------------------------------------------------------------------------------------
      1             364        5.3200       5.4019         364          45           492        5.6145       5.7013         511
      2             276        5.3351       5.4092         275          46           487        5.6209       5.7097         506
      3             276        5.3520       5.4132         273          47           489        5.6253       5.7166         510
      4             294        5.3377       5.4129         292          48           487        5.6312       5.7258         509
      5             276        5.3414       5.4150         274          49           488        5.6515       5.7321         511
      6             294        5.3615       5.4134         290          50           487        5.6568       5.7370         509
      7             281        5.3570       5.4096         281          51           487        5.6617       5.7421         509
      8             281        5.3623       5.4046         281          52           488        5.6660       5.7449         510
      9             284        5.3547       5.3991         284          53           486        5.6719       5.7494         510
      10            282        5.3450       5.3950         282          54           487        5.6749       5.7531         512
      11            284        5.3371       5.3908         284          55           486        5.6792       5.7570         510
      12            283        5.3367       5.3885         283          56           485        5.6836       5.7630         510
      13            285        5.3315       5.3849         285          57           488        5.6860       5.7697         512
      14            284        5.3286       5.3824         284          58           485        5.6902       5.7766         509
      15            285        5.3261       5.3797         285          59           490        5.6941       5.7823         516
      16            286        5.3238       5.3758         286          60           493        5.6977       5.7892         519
      17            286        5.3206       5.3730         286          61           507        5.7108       5.7943         499
      18            288        5.3176       5.3698         288          62           489        5.7148       5.7986         480
      19            287        5.3151       5.3671         287          63           489        5.7174       5.8004         479
      20            288        5.3121       5.3887         288          64           506        5.7195       5.8014         497
      21            292        5.3081       5.4111         292          65           489        5.7230       5.8041         480
      22            298        5.3066       5.4380         298          66           506        5.7245       5.8059         498
      23            411        5.3027       5.4628         413          67           489        5.7281       5.8082         480
      24            435        5.3000       5.4897         438          68           488        5.7293       5.8142         479
      25            436        5.4393       5.5197         438          69           540        5.7296       5.8187         534
      26            433        5.4461       5.5257         435          70           488        5.7327       5.8252         478
      27            433        5.4536       5.5317         436          71           505        5.7343       5.8315         498
      28            435        5.4589       5.5372         438          72           487        5.7368       5.8356         479
      29            439        5.4653       5.5427         446          73           504        5.7718       5.8400         494
      30            442        5.4716       5.5476         449          74           487        5.7739       5.8422         475
      31            441        5.4771       5.5538         448          75           486        5.7755       5.8428         475
      32            442        5.4824       5.5675         449          76           503        5.7779       5.8423         493
      33            448        5.4863       5.5832         455          77           486        5.7783       5.8436         475
      34            453        5.4926       5.6005         460          78           502        5.7788       5.8437         493
      35            497        5.4971       5.6152         509          79           485        5.7807       5.8446         474
      36            499        5.5033       5.6317         512          80           485        5.7810       5.8499         473
      37            503        5.5653       5.6488         517          81           536        5.7802       5.8543         528
      38            482        5.5723       5.6554         496          82           484        5.7830       5.8605         472
      39            479        5.5797       5.6630         492          83           501        5.7820       5.8652          492
      40            484        5.5856       5.6674         499
      41            487        5.5921       5.6730         505
      42            489        5.5984       5.6784         508
      43            487        5.6044       5.6846         506
      44            487        5.6111       5.6920         506
------------------------------------------------------------------------------------------------------------------------------------
*Includes Net Swap Payments received from and paid to the Swap Provider

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 24

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

                              Breakeven CDR Table for the Mezzanine Certificates

The assumptions for the breakeven CDR table below are as follows:
- The Pricing Prepayment Assumption is applied
- 10% cleanup call is not exercised
- Forward Curves
- 40% Severity
- Interest & Principal advancing
- 6 month recovery lag
- Triggers Failing
- Defaults are in addition to prepayments
The table below displays the Constant Default Rate ("CDR") and the related cumulative collateral loss before the referenced Class incurs a writedown.

                      --------------------------------------------------------------------------
                           Class           CDR Break-Even (%)          Cumulative Loss (%)
                      --------------------------------------------------------------------------
                            M-1                  41.27                        26.41
                            M-2                  32.22                        23.09
                            M-3                  27.53                        21.05
                            M-4                  23.98                        19.31
                            M-5                  20.96                        17.69
                            M-6                  18.21                        16.07
                            M-7                  15.80                        14.52
                            M-8                  13.90                        13.21
                            M-9                  12.58                        12.25

                      --------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 25

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    SUMMARY - AGGREGATE POOL*
------------------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans:                                   1,835   Index Type:
Aggregate Principal Balance:                         $422,493,883         6 Month LIBOR:                                      81.44%
Conforming Principal Balance Loans:                  $297,916,221         Fixed Rate:                                         18.56%
Average Principal Balance:                               $230,242   W.A. Initial Periodic Cap**:                              2.995%
     Range:                                  $15,779 - $1,200,000   W.A. Subsequent Periodic Cap**:                           1.002%
W.A. Coupon:                                               8.758%   W.A. Lifetime Rate Cap**:                                 6.011%
     Range:                                      5.250% - 16.875%   Property Type:
W.A. Gross Margin**:                                       6.007%         Single Family:                                      73.19%
     Range:                                       3.875% - 8.125%         PUD:                                                12.49%
W.A. Remaining Term (months):                                 346         2-4 Family:                                          9.24%
     Range (months):                                    158 - 360         Condo:                                               4.98%
W.A. Seasoning (months):                                        2         Townhouse:                                           0.04%
Latest Maturity Date:                                June 1, 2037         Modular:                                             0.04%
State Concentration (Top 5):                                              Rowhouse:                                            0.01%
      California:                                          38.09%   Occupancy Status:
     Florida:                                              15.10%         Primary:                                            91.85%
     New York:                                             11.68%         Investment:                                          7.27%
     Arizona:                                               6.10%         Second Home:                                         0.89%
     New Jersey:                                            4.78%   Documentation Status:
W.A. Original Combined LTV:                                83.43%         Full:                                               55.88%
       Range:                                    16.67% - 100.00%         Stated:                                             43.00%
First Liens:                                               93.64%         Limited:                                             0.38%
Second Liens:                                               6.36%         No Documentation:                                    0.74%
Non-Balloon Loans:                                         64.31%   Non-Zero W.A. Prepayment Penalty - Term (months):             27
Non-Zero W.A. FICO Score:                                     627   Loans with Prepay Penalties:                              72.81%
                                                                    Interest Only Loans:                                      23.42%
                                                                    Non-Zero W.A. Interest Only Term (months):                    60
------------------------------------------------------------------------------------------------------------------------------------
         *  Subject to a permitted variance of  +/- 5%
         ** ARM loans only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 26

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                               Originator
------------------------------------------------------------------------------------------------------------------------------------
Originator                   Number of                Aggregate          % of Aggregate                       W.A.          W.A.
                              Mortgage                Remaining             Remaining          W.A.         Non-Zero      Original
                               Loans            Principal Balance ($)   Principal Balance    Coupon (%)       FICO        CLTV (%)
db home lending llc              969                  206,107,637              48.78           8.932           623             84.87
DBASAP                           540                  120,278,535              28.47           8.758           635             81.52
MortgageIT, Inc.                 323                   95,853,779              22.69           8.377           627             82.72
Other                              3                      253,932               0.06          10.115           543             88.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                         1,835                  422,493,883             100.00           8.758           627             83.43
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        Collateral Type
------------------------------------------------------------------------------------------------------------------------------------
Collateral Type                        Number of             Aggregate           % of Aggregate      W.A.         W.A.      W.A.
                                        Mortgage             Remaining             Remaining        Coupon      Non-Zero  Original
                                         Loans         Principal Balance ($)   Principal Balance      (%)         FICO    CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                              5                 804,903                0.19             8.372       643      63.58
Fixed - 15 Year IO                           1                 164,960                0.04             7.600       684      30.00
Fixed - 30 Year                            147              36,552,811                8.65             7.178       692      73.97
Balloon - 15/30                            360              26,140,266                6.19            12.070       630      99.21
Balloon - 20/30                              3                 137,909                0.03            13.711       629     100.00
Balloon - 30/40                             56              14,598,342                3.46             8.340       628      82.98
ARM - 6 Month 30/50                          1                 329,910                0.08             7.800       656      75.00
ARM - 1 Year/6 Month                         1                  83,212                0.02             9.875       607      90.00
ARM - 2 Year/6 Month                       373              74,534,751               17.64             9.292       608      81.54
ARM - 2 Year/6 Month IO                    202              68,140,879               16.13             8.415       641      85.30
ARM - 2 Year/6 Month 30/40 Balloon         178              49,484,865               11.71             8.863       611      82.76
ARM - 2 Year/6 Month 30/50 Balloon          93              25,998,141                6.15             8.801       609      86.72
ARM - 2 Year/6 Month 30/40 - 10 Year*      143              36,609,462                8.67             8.831       601      82.56
ARM - 3 Year/6 Month                        51              13,973,474                3.31             8.393       637      81.31
ARM - 3 Year/6 Month IO                     60              23,715,310                5.61             7.858       646      84.88
ARM - 3 Year/6 Month 30/40 Balloon          83              27,443,158                6.50             8.354       613      82.46
ARM - 3 Year/6 Month 30/50 Balloon          10               1,933,550                0.46             9.018       580      79.07
ARM - 3 Year/6 Month 30/40 - 10 Year*       19               5,338,350                1.26             7.795       620      84.34
ARM - 5 Year/6 Month                        10               2,882,500                0.68             8.109       646      82.75
ARM - 5 Year/6 Month IO                     20               6,943,946                1.64             8.306       658      82.12
ARM - 5 Year/6 Month 30/50 Balloon          13               4,731,005                1.12             8.840       602      83.05
ARM - 5 Year/6 Month 30/40 - 10 Year*        6               1,952,181                0.46             7.993       624      81.85
----------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,835             422,493,883              100.00             8.758       627      83.43
----------------------------------------------------------------------------------------------------------------------------------

* Mortgage Loans which amortize on a 480 month remaining term to maturity for the first 120 months and thereafter on a 240 month remaining term to maturity

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 27

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                IO Terms
------------------------------------------------------------------------------------------------------------------------------------
                                                                             % of Aggregate                       W.A.        W.A.
IO Terms (mos.)                Number of           Aggregate Remaining         Remaining           W.A.         Non-Zero    Original
                            Mortgage Loans        Principal Balance ($)    Principal Balance     Coupon (%)       FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
N/A                                1,552              323,528,788                 76.58           8.906            622        82.99
24                                     1                  316,960                  0.08           8.260            609        60.00
36                                     1                  323,200                  0.08           6.200            661        80.00
60                                   280               98,243,247                 23.25           8.277            644        84.98
120                                    1                   81,688                  0.02          10.875            528        75.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,835              422,493,883                100.00           8.758            627        83.43
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Principal Balance at Origination
------------------------------------------------------------------------------------------------------------------------------------
                                  Number of             Aggregate           % of Aggregate                        W.A.        W.A.
Principal Balance at               Mortgage             Remaining             Remaining            W.A.         Non-Zero    Original
Origination ($)                     Loans         Principal Balance ($)   Principal Balance     Coupon (%)        FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                       132               5,234,656                 1.24           12.191           617        97.25
50,000.01 - 100,000.00                 305              22,655,850                 5.36           11.005           615        89.83
100,000.01 - 150,000.00                306              38,788,647                 9.18            9.920           609        83.31
150,000.01 - 200,000.00                229              40,275,725                 9.53            9.091           608        80.93
200,000.01 - 250,000.00                186              41,495,955                 9.82            8.827           616        82.28
250,000.01 - 300,000.00                156              43,000,951                10.18            8.721           613        81.23
300,000.01 - 350,000.00                131              42,643,305                10.09            8.295           631        84.13
350,000.01 - 400,000.00                 98              36,601,740                 8.66            8.623           617        83.05
400,000.01 - 450,000.00                 87              37,060,621                 8.77            8.366           640        82.78
450,000.01 - 500,000.00                 77              36,757,041                 8.70            8.202           640        81.16
500,000.01 - 550,000.00                 43              22,535,977                 5.33            8.007           649        86.69
550,000.01 - 600,000.00                 38              21,735,599                 5.14            8.070           643        87.55
600,000.01 - 650,000.00                 15               9,518,735                 2.25            7.627           665        80.37
650,000.01 - 700,000.00                 12               8,052,484                 1.91            7.658           678        83.52
700,000.01 - 750,000.00                 11               7,955,286                 1.88            7.564           644        83.09
750,000.01 - 800,000.00                  4               3,102,201                 0.73            8.242           655        92.36
800,000.01 - 850,000.00                  1                 810,000                 0.19            7.600           632        90.00
900,000.01 - 950,000.00                  1                 939,500                 0.22            6.500           752        80.00
1,000,000.01 or greater                  3               3,329,611                 0.79            7.722           669        71.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                               1,835             422,493,883               100.00            8.758           627        83.43
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 28

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Remaining Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
                                                      Aggregate          % of Aggregate                         W.A.         W.A.
Remaining Principal              Number of           Remaining             Remaining            W.A.          Non-Zero     Original
Balance ($)                   Mortgage Loans  Principal Balance ($)     Principal Balance      Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                         133              5,284,559                  1.25          12.166       617          96.49
50,000.01 - 100,000.00                   304             22,605,947                  5.35          11.008       615          89.99
100,000.01 - 150,000.00                  306             38,788,647                  9.18           9.920       609          83.31
150,000.01 - 200,000.00                  229             40,275,725                  9.53           9.091       608          80.93
200,000.01 - 250,000.00                  187             41,745,619                  9.88           8.822       616          82.14
250,000.01 - 300,000.00                  155             42,751,287                 10.12           8.726       613          81.36
300,000.01 - 350,000.00                  131             42,643,305                 10.09           8.295       631          84.13
350,000.01 - 400,000.00                   98             36,601,740                  8.66           8.623       617          83.05
400,000.01 - 450,000.00                   87             37,060,621                  8.77           8.366       640          82.78
450,000.01 - 500,000.00                   77             36,757,041                  8.70           8.202       640          81.16
500,000.01 - 550,000.00                   43             22,535,977                  5.33           8.007       649          86.69
550,000.01 - 600,000.00                   38             21,735,599                  5.14           8.070       643          87.55
600,000.01 - 650,000.00                   15              9,518,735                  2.25           7.627       665          80.37
650,000.01 - 700,000.00                   12              8,052,484                  1.91           7.658       678          83.52
700,000.01 - 750,000.00                   11              7,955,286                  1.88           7.564       644          83.09
750,000.01 - 800,000.00                    4              3,102,201                  0.73           8.242       655          92.36
800,000.01 - 850,000.00                    1                810,000                  0.19           7.600       632          90.00
900,000.01 - 950,000.00                    1                939,500                  0.22           6.500       752          80.00
1,000,000.01 or greater                    3              3,329,611                  0.79           7.722       669          71.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 1,835            422,493,883                100.00           8.758       627          83.43
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              Remaining Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate        W.A.        W.A.         W.A.
Months Remaining           Number of           Aggregate Remaining         Remaining         Coupon     Non-Zero     Original
                         Mortgage Loans       Principal Balance ($)    Principal Balance      (%)         FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                            366              27,110,129                 6.42      11.933          631         97.73
181 - 240                              3                 137,909                 0.03      13.711          629        100.00
301 - 360                          1,466             395,245,845                93.55       8.538          627         82.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,835             422,493,883               100.00       8.758          627         83.43
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 29

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Mortgage Rate
------------------------------------------------------------------------------------------------------------------------------------
                                                                             % of Aggregate                      W.A.         W.A.
                                Number of           Aggregate Remaining         Remaining           W.A.       Non-Zero     Original
Mortgage Rate (%)            Mortgage Loans        Principal Balance ($)    Principal Balance    Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                              3                 941,528                 0.22         5.345          773          87.03
5.500 - 5.999                             34              16,681,531                 3.95         5.694          749          70.24
6.000 - 6.499                             20               7,319,608                 1.73         6.226          683          74.08
6.500 - 6.999                             73              25,825,640                 6.11         6.794          660          80.43
7.000 - 7.499                             96              29,391,613                 6.96         7.258          643          77.91
7.500 - 7.999                            184              58,524,606                13.85         7.760          637          83.03
8.000 - 8.499                            162              46,166,680                10.93         8.249          625          82.09
8.500 - 8.999                            240              70,984,785                16.80         8.738          625          86.14
9.000 - 9.499                            168              41,231,819                 9.76         9.212          613          84.51
9.500 - 9.999                            222              49,635,662                11.75         9.733          596          84.12
10.000 - 10.499                          119              24,124,964                 5.71        10.236          601          83.88
10.500 - 10.999                           93              15,566,256                 3.68        10.741          592          84.08
11.000 - 11.499                           54               6,996,214                 1.66        11.169          570          79.36
11.500 - 11.999                          101               9,486,387                 2.25        11.733          598          91.18
12.000 - 12.499                          110               9,934,416                 2.35        12.282          606          95.25
12.500 - 12.999                          148               9,191,162                 2.18        12.512          622          99.82
13.000 - 13.499                            2                 101,094                 0.02        13.081          638         100.00
13.500 - 13.999                            3                 173,782                 0.04        13.543          631          99.88
14.500 - 14.999                            2                 176,963                 0.04        14.500          560          85.08
16.500 - 16.999                            1                  39,173                 0.01        16.875          625         100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 1,835             422,493,883               100.00         8.758          627          83.43
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 30

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                  Original Combined Loan-to-Value Ratio
-----------------------------------------------------------------------------------------------------------------------------------
Original Combined                Number of             Aggregate            % of Aggregate                       W.A.         W.A.
Loan-to-Value                     Mortgage             Remaining              Remaining            W.A.        Non-Zero     Original
Ratio (%)                          Loans         Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Less than or equal to 50.00              52              10,372,737                  2.46          8.002          631       40.29
50.01 - 55.00                            17               3,362,254                  0.80          7.803          628       53.08
55.01 - 60.00                            36              10,293,074                  2.44          8.644          593       58.41
60.01 - 65.00                            58              13,650,720                  3.23          8.036          626       63.38
65.01 - 70.00                           109              28,662,710                  6.78          8.414          602       68.81
70.01 - 75.00                            98              22,106,474                  5.23          8.549          604       74.29
75.01 - 80.00                           308              85,342,584                 20.20          8.100          637       79.75
80.01 - 85.00                           194              47,802,067                 11.31          8.805          605       84.48
85.01 - 90.00                           371             102,940,690                 24.37          8.756          628       89.80
90.01 - 95.00                           196              59,290,816                 14.03          8.872          648       94.82
95.01 - 100.00                          396              38,669,756                  9.15         10.924          639       99.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,835             422,493,883                100.00          8.758          627       83.43
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       FICO Score at Origination
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                       W.A.        W.A.
FICO Score                 Number of         Aggregate Remaining           Remaining            W.A.       Non-Zero    Original
At Origination          Mortgage Loans      Principal Balance ($)      Principal Balance     Coupon (%)      FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1 - 499                            4                    670,226                0.16           11.255          484       56.68
500 - 524                         77                 15,940,568                3.77           10.111          515       74.72
525 - 549                        107                 22,058,504                5.22            9.577          537       73.21
550 - 574                        159                 34,900,701                8.26            9.303          564       76.57
575 - 599                        216                 49,953,066               11.82            8.976          587       81.78
600 - 624                        449                 87,312,785               20.67            9.138          613       87.25
625 - 649                        400                 85,968,736               20.35            8.895          636       87.83
650 - 674                        193                 51,056,322               12.08            8.288          660       86.26
675 - 699                        103                 31,726,026                7.51            7.954          686       83.38
700 - 724                         45                 12,797,018                3.03            7.621          711       82.03
725 - 749                         41                 12,904,418                3.05            7.837          738       82.52
750 - 774                         24                  9,501,231                2.25            6.765          761       77.26
775 - 799                         12                  5,315,596                1.26            6.094          781       79.60
800 - 824                          5                  2,388,685                0.57            5.704          804       66.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                         1,835                422,493,883              100.00            8.758          627       83.43
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 31

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      Geographic Distribution*
------------------------------------------------------------------------------------------------------------------------------------
                               Number of             Aggregate             % of Aggregate                        W.A.        W.A.
                               Mortgage              Remaining               Remaining          W.A.           Non-Zero    Original
Location                        Loans         Principal Balance ($)     Principal Balance    Coupon (%)         FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                         547               160,944,012                 38.09          8.481             637         82.17
Florida                            327                63,790,629                 15.10          9.046             619         84.58
New York                           146                49,340,623                 11.68          8.344             630         82.18
Arizona                            167                25,786,281                  6.10          8.806             628         83.32
New Jersey                          68                20,195,158                  4.78          8.672             613         82.10
Washington                          74                16,319,739                  3.86          8.950             631         87.39
Connecticut                         43                11,269,464                  2.67          8.700             619         83.30
Oregon                              44                 7,567,030                  1.79          9.246             601         83.55
Nevada                              39                 5,291,469                  1.25          9.801             628         90.80
Michigan                            37                 4,624,386                  1.09          9.676             625         87.02
Massachusetts                       14                 4,113,303                  0.97          8.468             620         85.07
Minnesota                           19                 3,964,005                  0.94          9.146             628         88.57
Maryland                            15                 3,913,207                  0.93          8.657             607         78.62
Missouri                            26                 3,586,301                  0.85          9.123             633         83.90
Virginia                            17                 3,416,145                  0.81          9.090             595         79.99
Pennsylvania                        17                 3,242,285                  0.77          9.422             625         83.15
Utah                                16                 3,235,710                  0.77          8.584             623         88.66
Georgia                             22                 3,218,596                  0.76          9.650             614         86.96
Wisconsin                           21                 3,048,697                  0.72          9.772             605         88.30
Louisiana                           15                 2,125,285                  0.50          9.823             608         84.99
Alabama                              9                 2,123,275                  0.50          9.878             588         90.55
North Carolina                       9                 1,968,302                  0.47          9.211             619         89.62
Illinois                            15                 1,921,464                  0.45          9.933             592         81.04
Indiana                             17                 1,729,810                  0.41         10.499             603         82.55
Texas                               16                 1,708,223                  0.40         10.007             615         86.24
New Hampshire                        5                 1,630,265                  0.39          7.899             670         90.43
Colorado                            15                 1,620,735                  0.38          9.537             634         92.07
Arkansas                             9                 1,388,229                  0.33          9.145             607         85.57
Ohio                                10                 1,365,537                  0.32          9.309             636         88.97
South Carolina                       8                 1,326,027                  0.31          9.545             619         82.14
Idaho                                6                 1,070,052                  0.25          8.822             619         81.74
Oklahoma                            10                   849,284                  0.20         10.860             582         82.34
Tennessee                            4                   726,298                  0.17          9.367             671         93.39
Kentucky                             7                   654,213                  0.15         10.149             587         79.22
------------------------------------------------------------------------------------------------------------------------------------
*Geographic Distribution continued on the next page

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 32

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 Geographic Distribution (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                         W.A.         W.A.
Location                       Number of          Aggregate Remaining       Remaining            W.A.         Non-Zero     Original
                            Mortgage Loans       Principal Balance ($)   Principal Balance     Coupon (%)        FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Hawaii                                    1                599,936                 0.14            8.450         600         80.00
New Mexico                                3                530,893                 0.13            9.087         604         88.26
Delaware                                  3                404,049                 0.10            9.455         594         86.16
Wyoming                                   1                299,849                 0.07            9.375         581         75.00
Iowa                                      2                291,539                 0.07            9.690         588         90.00
South Dakota                              2                286,896                 0.07           10.926         653         87.04
Alaska                                    2                280,871                 0.07           10.584         573         91.67
Maine                                     3                268,287                 0.06            9.205         608         82.06
Kansas                                    2                230,671                 0.05            9.939         592         84.14
Rhode Island                              1                147,868                 0.03            9.990         530         31.16
Mississippi                               1                 78,979                 0.02           12.375         563         87.78
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,835            422,493,883               100.00            8.758         627         83.43
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Occupancy Status
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                        W.A.         W.A.
Occupancy Status              Number of          Aggregate Remaining         Remaining           W.A.        Non-Zero     Original
                           Mortgage Loans       Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                           1,664             388,040,105                91.85           8.737             625       83.60
Investment                          154              30,708,694                 7.27           8.962             654       81.20
Second Home                          17               3,745,084                 0.89           9.182             620       84.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,835             422,493,883               100.00           8.758             627       83.43
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Documentation Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                               % of Aggregate                      W.A.        W.A.
Program                             Number of          Aggregate Remaining        Remaining         W.A.         Non-Zero   Original
                                 Mortgage Loans       Principal Balance ($)  Principal Balance    Coupon (%)       FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                          999            236,092,735               55.88          8.348         623          82.87
Stated Documentation                        819            181,680,458               43.00          9.284         632          84.29
No Documentation                             12              3,114,312                0.74          8.779         665          72.39
Limited Documentation                         5              1,606,378                0.38          9.457         603          88.98
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,835            422,493,883              100.00          8.758         627          83.43
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 33

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Loan Purpose
------------------------------------------------------------------------------------------------------------------------------------
Purpose                            Number of       Aggregate Remaining    % of Aggregate        W.A.         W.A.         W.A.
                                 Mortgage Loans     Principal Balance        Remaining       Coupon (%)    Non-Zero     Original
                                                           ($)           Principal Balance                   FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                           982           254,134,250              60.15          8.557     612            80.17
Purchase                                      770           145,088,673              34.34          9.235     647            89.68
Refinance - Rate Term                          83            23,270,961               5.51          7.975     662            80.06
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,835           422,493,883             100.00          8.758     627            83.43
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                             % of Aggregate                    W.A.        W.A.
                                 Number of         Aggregate Remaining         Remaining            W.A.     Non-Zero    Original
Property Type                  Mortgage Loans     Principal Balance ($)    Principal Balance     Coupon (%)    FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                1,380             309,211,630                 73.19          8.756      624        83.06
PUD                                      228              52,781,942                 12.49          8.796      638        86.37
2-4 Family                               122              39,046,668                  9.24          8.551      635        81.46
Condo                                    102              21,031,810                  4.98          9.046      636        85.31
Modular                                    1                 184,022                  0.04          8.875      597        75.00
Townhouse                                  1                 174,811                  0.04         11.000      490        69.17
Rowhouse                                   1                  63,000                  0.01         11.250      584        75.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 1,835             422,493,883                100.00          8.758      627        83.43
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 34

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Next Rate Adjustment Date*
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                       W.A.          W.A.
Month & Year of Next         Number of          Aggregate Remaining       Remaining           W.A.         Non-Zero      Original
Rate Adjustment           Mortgage Loans       Principal Balance ($)  Principal Balance    Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
October 2007                                1                329,910                0.10          7.800      656            75.00
May 2008                                    2                285,913                0.08          9.786      549            86.46
December 2008                               3                624,323                0.18          8.441      598            93.23
January 2009                               10              2,684,498                0.78          8.902      654            79.31
February 2009                              26              7,494,416                2.18          8.252      613            87.35
March  2009                               164             45,009,243               13.08          8.457      623            82.91
April 2009                                379             97,156,924               28.24          8.834      615            83.23
May 2009                                  324             81,442,869               23.67          9.112      616            83.84
June 2009                                  82             20,153,124                5.86          9.064      614            83.03
October 2009                                1                336,121                0.10          9.750      661            95.00
December 2009                               1                210,815                0.06          9.150      573            90.00
January 2010                                2                366,747                0.11          8.913      644            81.13
February 2010                              11              3,564,881                1.04          8.369      614            82.52
March  2010                                61             21,543,636                6.26          7.749      639            85.27
April 2010                                 79             27,776,072                8.07          8.022      628            81.72
May 2010                                   59             15,945,819                4.63          8.822      613            81.51
June 2010                                   9              2,659,750                0.77          8.732      641            87.82
February 2012                               1                440,000                0.13          6.990      684            80.00
March  2012                                 4              1,761,193                0.51          8.260      649            75.09
April 2012                                 12              4,908,021                1.43          7.805      664            83.69
May 2012                                   14              4,122,818                1.20          8.745      610            81.35
June 2012                                  18              5,277,600                1.53          8.810      622            84.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,263            344,094,692              100.00          8.691      620            83.32
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 35

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Gross Margin*
------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Aggregate                     W.A.          W.A.
Gross                     Number of           Aggregate Remaining        Remaining           W.A.       Non-Zero      Original
Margin  (%)             Mortgage Loans       Principal Balance ($)    Principal Balance  Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                             1                 166,155               0.05          8.775      603          95.00
4.000 - 4.499                             2                 271,737               0.08          8.854      611          89.97
4.500 - 4.999                            13               2,561,942               0.74         10.289      551          54.11
5.000 - 5.499                           136              35,818,924              10.41          8.402      628          74.28
5.500 - 5.999                           478             142,916,382              41.53          8.429      623          84.47
6.000 - 6.499                           350              90,774,699              26.38          8.802      608          83.36
6.500 - 6.999                           196              52,894,662              15.37          9.083      627          88.23
7.000 - 7.499                            62              13,399,467               3.89          9.316      625          81.35
7.500 - 7.999                            20               4,238,924               1.23          9.662      637          82.56
8.000 - 8.499                             5               1,051,802               0.31          9.024      628          81.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,263             344,094,692             100.00          8.691      620          83.32
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                       Maximum Mortgage Rate*
------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                      W.A.          W.A.
Maximum                        Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero      Original
Mortgage Rate (%)           Mortgage Loans        Principal Balance ($)     Principal Balance  Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.999                               3                1,395,481                0.41          5.926      657         80.00
12.000 - 12.499                              10                4,004,278                1.16          6.297      661         80.44
12.500 - 12.999                              61               21,666,250                6.30          6.798      659         80.43
13.000 - 13.499                              80               25,499,561                7.41          7.256      643         78.80
13.500 - 13.999                             163               53,068,312               15.42          7.752      638         83.29
14.000 - 14.499                             144               42,239,649               12.28          8.249      626         82.19
14.500 - 14.999                             217               65,673,674               19.09          8.726      624         86.65
15.000 - 15.499                             154               38,677,727               11.24          9.204      612         84.46
15.500 - 15.999                             195               46,143,516               13.41          9.722      595         84.10
16.000 - 16.499                              97               21,168,027                6.15         10.244      600         83.96
16.500 - 16.999                              70               13,863,402                4.03         10.615      580         83.89
17.000 - 17.499                              32                5,256,216                1.53         11.140      545         73.19
17.500 - 17.999                              24                3,207,240                0.93         11.593      560         77.00
18.000 - 18.499                              11                1,814,506                0.53         12.123      563         80.04
19.500 - 19.999                               1                  284,853                0.08         12.500      637         95.00
20.500 - 20.999                               1                  132,000                0.04         14.500      546         80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,263              344,094,692              100.00          8.691      620         83.32
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 36

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Minimum Mortgage Rate*
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                      W.A.         W.A.
Minimum                       Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero     Original
Mortgage Rate (%)           Mortgage Loans       Principal Balance ($)   Principal Balance    Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                                4                1,652,994                0.48          6.541      649         82.34
6.000 - 6.499                                9                3,684,925                1.07          6.742      665         80.15
6.500 - 6.999                               63               22,240,572                6.46          6.802      655         80.42
7.000 - 7.499                               81               25,853,240                7.51          7.258      645         79.02
7.500 - 7.999                              164               53,754,102               15.62          7.752      637         83.29
8.000 - 8.499                              144               41,930,730               12.19          8.248      626         82.06
8.500 - 8.999                              219               65,777,775               19.12          8.735      625         86.86
9.000 - 9.499                              154               38,843,724               11.29          9.202      610         84.25
9.500 - 9.999                              196               46,345,779               13.47          9.733      595         84.03
10.000 - 10.499                             97               20,929,692                6.08         10.240      601         84.15
10.500 - 10.999                             65               12,672,327                3.68         10.711      578         83.39
11.000 - 11.499                             32                5,199,109                1.51         11.166      549         74.14
11.500 - 11.999                             23                3,071,258                0.89         11.636      552         76.65
12.000 - 12.499                              9                1,546,801                0.45         12.317      552         78.29
12.500 - 12.999                              2                  459,664                0.13         11.930      581         85.18
14.500 - 14.999                              1                  132,000                0.04         14.500      546         80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,263              344,094,692              100.00          8.691      620         83.32
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                       W.A.         W.A.
Initial                      Number of           Aggregate Remaining         Remaining            W.A.        Non-Zero     Original
Periodic Cap (%)           Mortgage Loans       Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                        1                 329,910                  0.10          7.800     656          75.00
1.500                                        1                 216,599                  0.06          8.550     600          95.00
2.000                                        3                 700,386                  0.20          8.523     616          90.00
3.000                                    1,258             342,847,797                 99.64          8.692     620          83.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,263             344,094,692                100.00          8.691     620          83.32
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 37

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                       W.A.         W.A.
Subsequent                   Number of           Aggregate Remaining         Remaining             W.A.       Non-Zero     Original
Periodic Cap (%)           Mortgage Loans       Principal Balance ($)    Principal Balance      Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                    1,258             342,632,520                 99.58           8.692     620         83.30
1.500                                        4               1,335,173                  0.39           8.473     603         88.59
2.000                                        1                 127,000                  0.04           8.390     609         83.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,263             344,094,692                100.00           8.691     620         83.32
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                        Lifetime Periodic Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                       W.A.         W.A.
Lifetime                     Number of           Aggregate Remaining         Remaining             W.A.       Non-Zero     Original
Periodic Cap (%)           Mortgage Loans       Principal Balance ($)    Principal Balance      Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                            1,247             340,094,348                 98.84           8.682     620          83.26
6.500 - 6.999                                1                 420,000                  0.12           8.750     679          80.00
7.000 - 7.499                               15               3,580,345                  1.04           9.529     628          89.67
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,263             344,094,692                100.00           8.691     620          83.32
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                    Original Prepayment Charge Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                             % of Aggregate                        W.A.       W.A.
Prepayment Penalty             Number of           Aggregate Remaining         Remaining             W.A.        Non-Zero   Original
Term (mos.)                 Mortgage Loans        Principal Balance ($)    Principal Balance      Coupon (%)       FICO     CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
N/A                                         433              114,859,445                 27.19           8.861     625        83.49
12                                           78               19,577,430                  4.63           9.474     623        83.98
24                                          997              200,738,642                 47.51           9.052     615        84.94
36                                          322               86,168,254                 20.40           7.781     658        79.60
48                                            5                1,150,113                  0.27           8.082     650        92.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,835              422,493,883                100.00           8.758     627        83.43
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 38

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     SUMMARY - GROUP 1 POOL*
------------------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans:                                   1,081    Index Type:
Aggregate Principal Balance:                         $215,341,902          6 Month LIBOR:                                   85.72%
Conforming Principal Balance Loans:                  $215,341,902          Fixed Rate:                                      14.28%
Average Principal Balance:                               $199,206    W.A. Initial Periodic Cap**:                           2.992%
     Range:                                    $15,779 - $654,780    W.A. Subsequent Periodic Cap**:                        1.002%
W.A. Coupon:                                               8.846%    W.A. Lifetime Rate Cap**:                              6.005%
     Range:                                      5.250% - 14.500%    Property Type:
W.A. Gross Margin**:                                       6.037%          Single Family:                                   75.27%
     Range:                                       3.875% - 8.125%          2-4 Family:                                      10.60%
W.A. Remaining Term (months):                                 353          PUD:                                              9.88%
     Range (months):                                    170 - 360          Condo:                                            4.05%
W.A. Seasoning (months):                                        2          Townhouse:                                        0.08%
Latest Maturity Date:                                June 1, 2037          Modular:                                          0.09%
State Concentration (Top 5):                                               Rowhouse:                                         0.03%
         California:                                       28.22%    Occupancy Status:
        Florida:                                           16.16%          Primary:                                         87.56%
        New York:                                           8.93%          Investment:                                      11.17%
        Arizona                                             7.74%          Second Home:                                      1.27%
        New Jersey:                                         7.05%    Documentation Status:
W.A. Original Combined LTV:                                80.97%          Full:                                            57.83%
     Range:                                      16.67% - 100.00%          Stated:                                          41.28%
First Liens:                                               97.42%          Limited:                                          0.11%
Second Liens:                                               2.58%          None:                                             0.78%
Non-Balloon Loans:                                         65.26%    Non-Zero W.A. Prepayment Penalty - Term (months):          27
Non-Zero W.A. FICO Score:                                     611    Loans with Prepay Penalties:                           73.13%
                                                                     Interest Only Loans:                                   17.38%
                                                                     Non-Zero W.A. Interest Only Term (months):                 60
------------------------------------------------------------------------------------------------------------------------------------
*  Subject to a permitted variance of  +/- 5%
** ARM loans only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 39

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                               Originator
------------------------------------------------------------------------------------------------------------------------------------
                              Number of                Aggregate          % of Aggregate                       W.A.          W.A.
                               Mortgage                Remaining             Remaining           W.A.        Non-Zero      Original
Originator                      Loans            Principal Balance ($)   Principal Balance    Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
db home lending llc                        551              106,257,326              49.34           8.807      613          81.55
DBASAP                                     327               58,808,065              27.31           9.250      613          82.42
MortgageIT, Inc.                           203               50,276,511              23.35           8.453      606          78.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,081              215,341,902             100.00           8.846      611          80.97
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              Collateral Type
------------------------------------------------------------------------------------------------------------------------------------
                                     Number of             Aggregate           % of Aggregate       W.A.          W.A.        W.A.
                                      Mortgage             Remaining             Remaining         Coupon       Non-Zero    Original
Collateral Type                        Loans         Principal Balance ($)   Principal Balance       (%)          FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                   2                 194,636                0.09        8.644       596         58.29
Fixed - 15 Year IO                                1                 164,960                0.08        7.600       684         30.00
Fixed - 30 Year                                  92              15,562,784                7.23        8.137       647         75.55
Balloon - 15/30                                 114               5,531,159                2.57       12.138       626         99.64
Balloon - 30/40                                  42               9,291,547                4.31        8.398       606         80.03
ARM - 6 Month 30/50                               1                 329,910                0.15        7.800       656         75.00
ARM - 1 Year/6 Month                              1                  83,212                0.04        9.875       607         90.00
ARM - 2 Year/6 Month                            274              48,735,291               22.63        9.404       600         79.15
ARM - 2 Year/6 Month IO                         105              27,290,311               12.67        8.468       636         84.38
ARM - 2 Year/6 Month 30/40 Balloon              105              23,078,589               10.72        9.048       595         81.20
ARM - 2 Year/6 Month 30/50 Balloon               61              14,319,786                6.65        8.842       602         84.16
ARM - 2 Year/6 Month 30/40 - 10 Year*           107              23,327,537               10.83        8.872       592         79.21
ARM - 3 Year/6 Month                             35               8,350,607                3.88        8.515       618         78.83
ARM - 3 Year/6 Month IO                          24               6,968,082                3.24        7.741       640         78.31
ARM - 3 Year/6 Month 30/40 Balloon               60              17,074,067                7.93        8.289       599         80.47
ARM - 3 Year/6 Month 30/50 Balloon                9               1,797,070                0.83        8.991       579         81.44
ARM - 3 Year/6 Month 30/40 - 10 Year*            16               3,855,891                1.79        8.280       617         84.32
ARM - 5 Year/6 Month                              6               1,714,941                0.80        8.788       635         85.91
ARM - 5 Year/6 Month IO                          11               3,006,696                1.40        8.257       669         83.62
ARM - 5 Year/6 Month 30/50 Balloon               10               3,377,644                1.57        8.692       614         81.95
ARM - 5 Year/6 Month 30/40 - 10 Year*             5               1,287,181                0.60        8.519       621         81.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        1,081             215,341,902              100.00        8.846       611         80.97
------------------------------------------------------------------------------------------------------------------------------------
* Mortgage Loans which amortize on a 480 month remaining term to maturity for the first 120 months and thereafter on a 240 month remaining term to maturity

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 40

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                IO Terms
------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Aggregate                        W.A.         W.A.
IO Terms (mos.)          Number of           Aggregate Remaining         Remaining             W.A.        Non-Zero     Original
                      Mortgage Loans        Principal Balance ($)    Principal Balance      Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
N/A                                   940              177,911,852                 82.62           8.958     606             80.55
24                                      1                  316,960                  0.15           8.260     609             60.00
36                                      1                  323,200                  0.15           6.200     661             80.00
60                                    138               36,708,201                 17.05           8.325     640             83.19
120                                     1                   81,688                  0.04          10.875     528             75.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              1,081              215,341,902                100.00           8.846     611             80.97
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Principal Balance at Origination
------------------------------------------------------------------------------------------------------------------------------------
                                  Number of             Aggregate           % of Aggregate                        W.A.        W.A.
Principal Balance at               Mortgage             Remaining             Remaining            W.A.         Non-Zero    Original
Origination ($)                     Loans         Principal Balance ($)   Principal Balance     Coupon (%)        FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                             82               3,206,196                 1.49           12.043      614        96.01
50,000.01 - 100,000.00                      140              10,425,241                 4.84           10.396      608        84.64
100,000.01 - 150,000.00                     189              24,250,166                11.26            9.302      603        78.79
150,000.01 - 200,000.00                     189              33,297,410                15.46            9.009      604        79.43
200,000.01 - 250,000.00                     141              31,295,699                14.53            8.811      614        80.83
250,000.01 - 300,000.00                     126              34,871,036                16.19            8.644      609        79.75
300,000.01 - 350,000.00                     103              33,521,653                15.57            8.362      621        83.11
350,000.01 - 400,000.00                      70              26,190,401                12.16            8.581      609        81.57
400,000.01 - 450,000.00                      30              12,562,228                 5.83            8.322      634        80.09
450,000.01 - 500,000.00                       6               2,831,359                 1.31            7.964      601        76.95
500,000.01 - 550,000.00                       2               1,036,233                 0.48            7.723      626        87.48
550,000.01 - 600,000.00                       2               1,199,500                 0.56            8.525      587        74.68
650,000.01 - 700,000.00                       1                 654,780                 0.30            7.250      684        79.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,081             215,341,902               100.00            8.846      611        80.97
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 41

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Remaining Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
                                                     Aggregate           % of Aggregate                         W.A.          W.A.
Remaining Principal             Number of            Remaining             Remaining             W.A.         Non-Zero      Original
Balance ($)                  Mortgage Loans    Principal Balance ($)   Principal Balance      Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                           83              3,256,099                  1.51          12.005       613          94.79
50,000.01 - 100,000.00                    139             10,375,338                  4.82          10.399       608          84.97
100,000.01 - 150,000.00                   189             24,250,166                 11.26           9.302       603          78.79
150,000.01 - 200,000.00                   189             33,297,410                 15.46           9.009       604          79.43
200,000.01 - 250,000.00                   142             31,545,362                 14.65           8.804       613          80.66
250,000.01 - 300,000.00                   125             34,621,372                 16.08           8.648       609          79.91
300,000.01 - 350,000.00                   103             33,521,653                 15.57           8.362       621          83.11
350,000.01 - 400,000.00                    70             26,190,401                 12.16           8.581       609          81.57
400,000.01 - 450,000.00                    30             12,562,228                  5.83           8.322       634          80.09
450,000.01 - 500,000.00                     6              2,831,359                  1.31           7.964       601          76.95
500,000.01 - 550,000.00                     2              1,036,233                  0.48           7.723       626          87.48
550,000.01 - 600,000.00                     2              1,199,500                  0.56           8.525       587          74.68
650,000.01 - 700,000.00                     1                654,780                  0.30           7.250       684          79.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,081            215,341,902                100.00           8.846       611          80.97
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              Remaining Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                      W.A.            W.A.
                           Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero        Original
Months Remaining         Mortgage Loans       Principal Balance ($)   Principal Balance    Coupon (%)       FICO          CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                                117               5,890,755                2.74         11.896      627            96.32
301 - 360                                964             209,451,147               97.26          8.760      611            80.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 1,081             215,341,902              100.00          8.846      611            80.97
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 42

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Mortgage Rate
------------------------------------------------------------------------------------------------------------------------------------
                                                                             % of Aggregate                      W.A.         W.A.
                                Number of           Aggregate Remaining         Remaining           W.A.       Non-Zero     Original
Mortgage Rate (%)            Mortgage Loans        Principal Balance ($)    Principal Balance    Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                                   2                 525,465                 0.24         5.321     762          76.76
5.500 - 5.999                                   8               2,431,614                 1.13         5.729     737          71.07
6.000 - 6.499                                  10               2,885,536                 1.34         6.297     654          76.08
6.500 - 6.999                                  42              11,147,588                 5.18         6.794     645          76.50
7.000 - 7.499                                  64              16,700,023                 7.76         7.256     632          76.51
7.500 - 7.999                                 117              29,214,060                13.57         7.755     630          80.09
8.000 - 8.499                                 108              24,224,774                11.25         8.235     616          80.45
8.500 - 8.999                                 145              35,156,135                16.33         8.731     618          83.29
9.000 - 9.499                                 118              23,831,699                11.07         9.222     606          82.66
9.500 - 9.999                                 154              29,823,797                13.85         9.745     586          82.31
10.000 - 10.499                                87              16,374,204                 7.60        10.248     592          81.87
10.500 - 10.999                                52               8,548,716                 3.97        10.712     576          79.62
11.000 - 11.499                                39               5,513,990                 2.56        11.146     555          75.35
11.500 - 11.999                                40               3,521,000                 1.64        11.686     566          81.23
12.000 - 12.499                                38               2,703,230                 1.26        12.236     577          87.52
12.500 - 12.999                                55               2,569,935                 1.19        12.509     622         100.00
13.000 - 13.499                                 1                  38,136                 0.02        13.000     632         100.00
14.500 - 14.999                                 1                 132,000                 0.06        14.500     546          80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,081             215,341,902               100.00         8.846     611          80.97
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 43

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Original Combined Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
Original Combined                Number of             Aggregate            % of Aggregate                       W.A.         W.A.
Loan-to-Value                     Mortgage             Remaining              Remaining            W.A.        Non-Zero     Original
Ratio (%)                          Loans         Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Less than or equal to 50.00                  39               6,439,543                  2.99          8.589      588         39.96
50.01 - 55.00                                11               1,968,860                  0.91          7.564      619         52.65
55.01 - 60.00                                29               7,150,408                  3.32          8.997      578         58.50
60.01 - 65.00                                46               9,361,126                  4.35          8.283      612         63.30
65.01 - 70.00                                84              18,788,748                  8.73          8.915      583         68.81
70.01 - 75.00                                72              15,413,375                  7.16          9.011      581         74.29
75.01 - 80.00                               192              42,544,877                 19.76          8.518      605         79.72
80.01 - 85.00                               142              30,719,273                 14.27          8.836      608         84.44
85.01 - 90.00                               242              53,525,819                 24.86          8.843      630         89.79
90.01 - 95.00                                99              20,604,480                  9.57          8.848      640         94.77
95.01 - 100.00                              125               8,825,392                  4.10         10.976      633         99.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,081             215,341,902                100.00          8.846      611         80.97
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      FICO Score at Origination
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                       W.A.        W.A.
FICO Score                    Number of         Aggregate Remaining           Remaining            W.A.       Non-Zero    Original
At Origination             Mortgage Loans      Principal Balance ($)      Principal Balance     Coupon (%)      FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1 - 499                                   4                    670,226                   0.31        11.255     484           56.68
500 - 524                                67                 14,186,837                   6.59        10.079     515           75.00
525 - 549                                88                 17,252,472                   8.01         9.623     538           72.99
550 - 574                               114                 22,259,437                  10.34         9.300     564           75.50
575 - 599                               147                 29,047,666                  13.49         8.988     587           78.86
600 - 624                               247                 46,366,839                  21.53         8.804     612           83.97
625 - 649                               198                 38,333,395                  17.80         8.625     636           85.53
650 - 674                               112                 22,760,340                  10.57         8.318     661           83.65
675 - 699                                52                 11,891,033                   5.52         8.030     684           82.16
700 - 724                                24                  5,973,923                   2.77         8.028     712           85.33
725 - 749                                17                  3,949,759                   1.83         7.819     739           80.57
750 - 774                                 7                  1,811,449                   0.84         6.327     762           81.64
775 - 799                                 3                    772,083                   0.36         7.207     778           87.46
800 - 824                                 1                     66,441                   0.03        10.000     817           95.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,081                215,341,902                 100.00         8.846     611           80.97
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 44

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      Geographic Distribution*
------------------------------------------------------------------------------------------------------------------------------------
                            Number of             Aggregate             % of Aggregate                         W.A.           W.A.
                            Mortgage              Remaining               Remaining            W.A.          Non-Zero       Original
Location                      Loans         Principal Balance ($)     Principal Balance     Coupon (%)         FICO         CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                            223                60,775,246                 28.22          8.520       617            78.25
Florida                               199                34,801,675                 16.16          9.055       605            82.46
New York                               69                19,235,431                  8.93          8.531       597            74.52
Arizona                               115                16,657,319                  7.74          8.706       621            82.75
New Jersey                             56                15,187,197                  7.05          8.571       608            79.80
Washington                             47                 9,488,819                  4.41          8.915       625            86.07
Connecticut                            33                 7,539,863                  3.50          8.755       600            80.67
Oregon                                 40                 7,026,264                  3.26          9.204       596            82.98
Minnesota                              18                 3,614,105                  1.68          9.185       617            87.46
Wisconsin                              19                 2,812,627                  1.31          9.676       604            88.36
Michigan                               25                 2,765,402                  1.28          9.478       628            86.58
Nevada                                 19                 2,737,296                  1.27          9.327       623            89.66
Georgia                                17                 2,488,334                  1.16          9.680       613            87.29
Missouri                               18                 2,357,155                  1.09          9.458       637            88.38
Virginia                               14                 2,239,252                  1.04          8.970       598            79.55
Utah                                   12                 2,143,991                  1.00          8.201       634            86.89
Maryland                                9                 1,951,339                  0.91          8.640       615            73.68
North Carolina                          8                 1,937,160                  0.90          9.162       620            89.45
Illinois                               14                 1,888,508                  0.88          9.907       591            80.71
Massachusetts                           8                 1,642,215                  0.76          8.684       607            73.39
Pennsylvania                            9                 1,597,123                  0.74          8.994       611            81.70
Louisiana                               9                 1,400,895                  0.65          9.740       615            83.81
Arkansas                                9                 1,388,229                  0.64          9.145       607            85.57
Indiana                                13                 1,362,943                  0.63         10.750       596            81.62
Alabama                                 7                 1,129,751                  0.52          9.940       590            89.61
Texas                                  10                   972,348                  0.45         10.014       615            83.52
Colorado                               10                   936,094                  0.43          9.409       611            90.97
Ohio                                    7                   929,509                  0.43          9.508       622            87.02
South Carolina                          4                   899,315                  0.42          9.104       613            80.54
Tennessee                               4                   726,298                  0.34          9.367       671            93.39
New Hampshire                           3                   630,394                  0.29          6.492       698            82.23
Hawaii                                  1                   599,936                  0.28          8.450       600            80.00
Idaho                                   5                   558,052                  0.26          9.806       583            83.56
Oklahoma                                8                   505,626                  0.23         11.118       574            79.52
------------------------------------------------------------------------------------------------------------------------------------
*Geographic Distribution continued on the next page

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 45

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 Geographic Distribution (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Aggregate                         W.A.          W.A.
                            Number of          Aggregate Remaining        Remaining            W.A.         Non-Zero      Original
Location                 Mortgage Loans       Principal Balance ($)   Principal Balance     Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Kentucky                                   4                386,143                 0.18          10.581      581           82.30
Wyoming                                    1                299,849                 0.14           9.375      581           75.00
Iowa                                       2                291,539                 0.14           9.690      588           90.00
South Dakota                               2                286,896                 0.13          10.926      653           87.04
Alaska                                     2                280,871                 0.13          10.584      573           91.67
Kansas                                     2                230,671                 0.11           9.939      592           84.14
Delaware                                   2                228,299                 0.11           9.420      553           79.35
New Mexico                                 2                198,097                 0.09          10.156      577           85.35
Rhode Island                               1                147,868                 0.07           9.990      530           31.16
Maine                                      1                 65,958                 0.03           8.300      574           80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 1,081            215,341,902               100.00           8.846      611           80.97
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Occupancy Status
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                        W.A.         W.A.
                              Number of          Aggregate Remaining         Remaining            W.A.        Non-Zero     Original
Occupancy Status           Mortgage Loans       Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                    942             188,553,340                87.56           8.818      606           80.77
Investment                                 125              24,062,750                11.17           9.015      655           82.15
Second Home                                 14               2,725,812                 1.27           9.220      621           83.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,081             215,341,902               100.00           8.846      611           80.97
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Documentation Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                             % of Aggregate                      W.A.        W.A.
                                   Number of        Aggregate Remaining        Remaining           W.A.        Non-Zero    Original
Program                         Mortgage Loans     Principal Balance ($)   Principal Balance    Coupon (%)       FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                            640             124,537,061               57.83          8.504     610         81.52
Stated Documentation                          431              88,886,516               41.28          9.316     612         80.40
No Documentation                                8               1,689,181                0.78          9.056     655         72.03
Limited Documentation                           2                 229,144                0.11         10.172     578         66.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,081             215,341,902              100.00          8.846     611         80.97
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 46

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             Loan Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                       W.A.         W.A.
                                  Number of         Aggregate Remaining       Remaining            W.A.        Non-Zero     Original
Purpose                         Mortgage Loans     Principal Balance ($)  Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                           738            164,071,837               76.19           8.735     604          79.04
Purchase                                      284             37,777,431               17.54           9.421     637          88.53
Refinance - Rate Term                          59             13,492,634                6.27           8.584     634          83.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,081            215,341,902              100.00           8.846     611          80.97
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                       W.A.         W.A.
                               Number of          Aggregate Remaining         Remaining            W.A.        Non-Zero     Original
Property Type               Mortgage Loans       Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family                               831             162,092,008                 75.27          8.879      609         81.00
2-4 Family                                   76              22,818,137                 10.60          8.382      622         76.69
PUD                                         115              21,285,764                  9.88          8.929      611         84.02
Condo                                        56               8,724,160                  4.05          9.168      624         84.60
Modular                                       1                 184,022                  0.09          8.875      597         75.00
Townhouse                                     1                 174,811                  0.08         11.000      490         69.17
Rowhouse                                      1                  63,000                  0.03         11.250      584         75.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,081             215,341,902                100.00          8.846      611         80.97
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 47

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Next Rate Adjustment Date*
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                       W.A.         W.A.
Month & Year of Next           Number of          Aggregate Remaining       Remaining           W.A.         Non-Zero     Original
Rate Adjustment             Mortgage Loans       Principal Balance ($)  Principal Balance    Coupon (%)        FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
October 2007                                  1                329,910                0.18          7.800      656           75.00
May 2008                                      1                 83,212                0.05          9.875      607           90.00
December 2008                                 3                624,323                0.34          8.441      598           93.23
January 2009                                  3                789,303                0.43          8.989      648           76.41
February 2009                                13              2,457,286                1.33          8.477      618           86.25
March 2009                                  107             24,511,454               13.28          8.759      598           80.00
April  2009                                 259             54,091,108               29.30          8.893      601           79.95
May 2009                                    210             41,913,811               22.71          9.313      609           82.25
June 2009                                    57             12,364,229                6.70          9.102      623           82.81
October 2009                                  1                336,121                0.18          9.750      661           95.00
December 2009                                 1                210,815                0.11          9.150      573           90.00
January 2010                                  1                127,000                0.07          8.390      609           83.27
February 2010                                 8              2,403,931                1.30          8.341      613           79.59
March  2010                                  35              9,724,968                5.27          7.704      608           81.71
April  2010                                  50             14,195,690                7.69          8.069      614           79.45
May 2010                                     43              9,890,143                5.36          8.963      608           79.03
June 2010                                     5              1,157,050                0.63          8.845      632           79.96
March 2012                                    3                661,193                0.36          8.486      659           83.82
April  2012                                   6              1,948,226                1.06          7.528      678           80.98
May 2012                                     10              3,317,992                1.80          8.542      615           83.66
June 2012                                    13              3,459,050                1.87          9.136      629           83.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      830            184,596,816              100.00          8.830      608           80.98
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 48

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Gross Margin*
------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Aggregate                      W.A.          W.A.
Gross                     Number of           Aggregate Remaining        Remaining          W.A.        Non-Zero      Original
Margin  (%)             Mortgage Loans       Principal Balance ($)   Principal Balance   Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                             1                 166,155               0.09          8.775      603             95.00
4.000 - 4.499                             1                 173,194               0.09          9.625      603             90.00
4.500 - 4.999                            13               2,561,942               1.39         10.289      551             54.11
5.000 - 5.499                            84              17,206,384               9.32          8.748      617             72.75
5.500 - 5.999                           304              73,128,874              39.62          8.506      607             81.57
6.000 - 6.499                           233              50,752,627              27.49          8.963      601             82.29
6.500 - 6.999                           126              26,870,115              14.56          9.118      616             84.99
7.000 - 7.499                            49               9,838,993               5.33          9.186      630             79.38
7.500 - 7.999                            14               2,846,731               1.54          9.910      624             82.92
8.000 - 8.499                             5               1,051,802               0.57          9.024      628             81.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  830             184,596,816             100.00          8.830      608             80.98
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                       Maximum Mortgage Rate*
------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                      W.A.          W.A.
Maximum                        Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero      Original
Mortgage Rate (%)           Mortgage Loans        Principal Balance ($)   Principal Balance    Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.499                               6                1,810,212                0.98          6.301      634         78.47
12.500 - 12.999                              35                9,692,830                5.25          6.803      645         76.80
13.000 - 13.499                              52               14,025,565                7.60          7.253      632         77.99
13.500 - 13.999                              98               25,061,954               13.58          7.747      629         80.51
14.000 - 14.499                              94               21,217,658               11.49          8.238      615         80.34
14.500 - 14.999                             131               32,431,121               17.57          8.728      619         83.67
15.000 - 15.499                             110               22,842,016               12.37          9.214      607         83.11
15.500 - 15.999                             136               27,812,393               15.07          9.737      584         82.39
16.000 - 16.499                              69               13,842,570                7.50         10.264      590         81.77
16.500 - 16.999                              45                7,648,113                4.14         10.691      569         79.78
17.000 - 17.499                              26                4,562,648                2.47         11.122      540         70.97
17.500 - 17.999                              19                2,441,939                1.32         11.613      555         74.53
18.000 - 18.499                               8                1,075,799                0.58         11.964      561         78.37
20.500 - 20.999                               1                  132,000                0.07         14.500      546         80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      830              184,596,816              100.00          8.830      608         80.98
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 49

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Minimum Mortgage Rate*
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                      W.A.         W.A.
Minimum                       Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero     Original
Mortgage Rate (%)           Mortgage Loans       Principal Balance ($)   Principal Balance    Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                                1                  257,513                0.14          9.875      607         95.00
6.000 - 6.499                                5                1,490,858                0.81          7.401      638         77.33
6.500 - 6.999                               38               10,586,620                5.73          6.815      639         77.08
7.000 - 7.499                               52               14,059,775                7.62          7.264      634         78.36
7.500 - 7.999                               98               25,027,744               13.56          7.741      629         80.31
8.000 - 8.499                               94               20,908,738               11.33          8.235      614         80.06
8.500 - 8.999                              132               32,484,074               17.60          8.726      621         84.16
9.000 - 9.499                              111               23,428,013               12.69          9.203      606         82.70
9.500 - 9.999                              133               27,142,446               14.70          9.747      583         82.14
10.000 - 10.499                             69               13,604,236                7.37         10.259      592         82.03
10.500 - 10.999                             45                7,680,395                4.16         10.704      572         79.80
11.000 - 11.499                             26                4,505,542                2.44         11.153      544         72.05
11.500 - 11.999                             18                2,305,957                1.25         11.671      545         73.91
12.000 - 12.499                              6                  808,094                0.44         12.283      539         74.48
12.500 - 12.999                              1                  174,811                0.09         11.000      490         69.17
14.500 - 14.999                              1                  132,000                0.07         14.500      546         80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     830              184,596,816              100.00          8.830      608         80.98
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                       W.A.         W.A.
Initial                      Number of           Aggregate Remaining         Remaining            W.A.        Non-Zero     Original
Periodic Cap (%)           Mortgage Loans       Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                        1                 329,910                  0.18          7.800     656           75.00
1.500                                        1                 216,599                  0.12          8.550     600           95.00
2.000                                        2                 457,612                  0.25          8.402     636           90.00
3.000                                      826             183,592,695                 99.46          8.834     608           80.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     830             184,596,816                100.00          8.830     608           80.98
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 50

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                       W.A.         W.A.
Subsequent                   Number of           Aggregate Remaining         Remaining             W.A.       Non-Zero     Original
Periodic Cap (%)           Mortgage Loans       Principal Balance ($)    Principal Balance      Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                      827             184,057,344                 99.71           8.831     608         80.96
1.500                                        2                 412,472                  0.22           8.759     573         87.88
2.000                                        1                 127,000                  0.07           8.390     609         83.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     830             184,596,816                100.00           8.830     608         80.98
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                        Lifetime Periodic Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                       W.A.         W.A.
Lifetime                     Number of           Aggregate Remaining         Remaining             W.A.       Non-Zero     Original
Periodic Cap (%)           Mortgage Loans       Principal Balance ($)    Principal Balance      Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                              823             183,595,831                 99.46           8.825     608         80.95
7.000 - 7.499                                7               1,000,986                  0.54           9.814     627         86.82
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     830             184,596,816                100.00           8.830     608         80.98
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                    Original Prepayment Charge Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                        W.A.         W.A.
Prepayment Penalty          Number of           Aggregate Remaining         Remaining             W.A.        Non-Zero     Original
Term (mos.)              Mortgage Loans        Principal Balance ($)    Principal Balance      Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
N/A                                      265               57,862,216                 26.87           8.990     607          79.32
12                                        37                8,224,236                  3.82           9.473     605          78.10
24                                       576              107,825,769                 50.07           8.960     606          82.17
36                                       203               41,429,680                 19.24           8.220     633          80.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 1,081              215,341,902                100.00           8.846     611          80.97
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 51

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       SUMMARY - GROUP 2 POOL*
------------------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans:                                     754    Index Type:
Aggregate Principal Balance:                         $207,151,981          6 Month LIBOR:                                   77.00%
Conforming Principal Balance Loans:                   $82,574,319          Fixed Rate:                                      23.00%
Average Principal Balance:                               $274,737    W.A. Initial Periodic Cap**:                           2.998%
     Range:                                  $20,090 - $1,200,000    W.A. Subsequent Periodic Cap**:                        1.003%
W.A. Coupon:                                               8.666%    W.A. Lifetime Rate Cap**:                              6.017%
     Range:                                      5.375% - 16.875%    Property Type:
W.A. Gross Margin**:                                       5.972%          Single Family:                                   71.02%
     Range:                                       4.000% - 7.800%          PUD:                                             15.20%
W.A. Remaining Term (months):                                 339          2-4 Family:                                       7.83%
     Range (months):                                    158 - 360          Condo:                                            5.94%
W.A. Seasoning (months):                                        2          Townhouse:                                        0.00%
Latest Maturity Date:                                June 1, 2037          Modular:                                          0.00%
State Concentration (Top 5):                                               Rowhouse:                                         0.00%
         California:                                       48.36%    Occupancy Status:
        New York:                                          14.53%          Primary:                                         96.30%
        Florida:                                           13.99%          Investment:                                       3.21%
        Arizona:                                            4.41%          Second Home:                                      0.49%
        Washington:                                         3.30%    Documentation Status:
W.A. Original Combined LTV:                                85.99%          Full:                                            53.85%
     Range:                                      33.21% - 100.00%          Stated:                                          44.80%
First Liens:                                               89.72%          Limited:                                          0.66%
Second Liens:                                              10.28%          None:                                             0.69%
Non-Balloon Loans:                                         63.31%    Non-Zero W.A. Prepayment Penalty - Term (months):          27
Non-Zero W.A. FICO Score:                                     643    Loans with Prepay Penalties:                           72.49%
                                                                     Interest Only Loans:                                   29.71%
                                                                     Non-Zero W.A. Interest Only Term (months):                 60
------------------------------------------------------------------------------------------------------------------------------------
*  Subject to a permitted variance of  +/- 5%
** ARM loans only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 52

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             Originator
------------------------------------------------------------------------------------------------------------------------------------
                              Number of                Aggregate          % of Aggregate                       W.A.          W.A.
                               Mortgage                Remaining             Remaining           W.A.        Non-Zero      Original
Originator                      Loans            Principal Balance ($)   Principal Balance    Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
db home lending llc                        418               99,850,310              48.20           9.065      633         88.41
DBASAP                                     213               61,470,470              29.67           8.288      656         80.66
MortgageIT, Inc.                           120               45,577,269              22.00           8.295      650         87.88
Other                                        3                  253,932               0.12          10.115      543         88.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     754              207,151,981             100.00           8.666      643         85.99
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Collateral Type
------------------------------------------------------------------------------------------------------------------------------------
                                        Number of         Aggregate          % of Aggregate                       W.A.        W.A.
                                         Mortgage         Remaining            Remaining            W.A.        Non-Zero    Original
Collateral Type                           Loans     Principal Balance ($)  Principal Balance     Coupon (%)       FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                  3                610,267                0.29           8.285     659          65.26
Fixed - 30 Year                                 55             20,990,027               10.13           6.467     725          72.79
Balloon - 15/30                                246             20,609,107                9.95          12.052     631          99.10
Balloon - 20/30                                  3                137,909                0.07          13.711     629         100.00
Balloon - 30/40                                 14              5,306,796                2.56           8.237     665          88.13
ARM - 2 Year/6 Month                            99             25,799,459               12.45           9.081     623          86.06
ARM - 2 Year/6 Month IO                         97             40,850,568               19.72           8.380     644          85.90
ARM - 2 Year/6 Month 30/40 Balloon              73             26,406,275               12.75           8.702     626          84.12
ARM - 2 Year/6 Month 30/50 Balloon              32             11,678,355                5.64           8.750     619          89.85
ARM - 2 Year/6 Month 30/40 - 10 Year*           36             13,281,925                6.41           8.759     616          88.42
ARM - 3 Year/6 Month                            16              5,622,866                2.71           8.213     664          84.99
ARM - 3 Year/6 Month IO                         36             16,747,227                8.08           7.907     648          87.61
ARM - 3 Year/6 Month 30/40 Balloon              23             10,369,091                5.01           8.461     635          85.72
ARM - 3 Year/6 Month 30/50 Balloon               1                136,480                0.07           9.375     591          47.89
ARM - 3 Year/6 Month 30/40 - 10 Year*            3              1,482,459                0.72           6.534     629          84.39
ARM - 5 Year/6 Month                             4              1,167,559                0.56           7.113     662          78.11
ARM - 5 Year/6 Month IO                          9              3,937,250                1.90           8.344     650          80.98
ARM - 5 Year/6 Month 30/50 Balloon               3              1,353,361                0.65           9.209     572          85.81
ARM - 5 Year/6 Month 30/40 - 10 Year*            1                665,000                0.32           6.975     629          83.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         754            207,151,981              100.00           8.666     643          85.99
------------------------------------------------------------------------------------------------------------------------------------
* Mortgage Loans which amortize on a 480 month remaining term to maturity for the first 120 months and thereafter on a 240 month remaining term to maturity

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 53

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              IO Terms
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                        W.A.         W.A.
                            Number of           Aggregate Remaining         Remaining             W.A.        Non-Zero     Original
IO Terms (mos.)          Mortgage Loans        Principal Balance ($)    Principal Balance      Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
N/A                                      612              145,616,936                 70.29           8.843     642          85.97
60                                       142               61,535,046                 29.71           8.249     646          86.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   754              207,151,981                100.00           8.666     643          85.99
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Principal Balance at Origination
------------------------------------------------------------------------------------------------------------------------------------
                                  Number of             Aggregate           % of Aggregate                        W.A.        W.A.
Principal Balance at               Mortgage             Remaining             Remaining            W.A.         Non-Zero    Original
Origination ($)                     Loans         Principal Balance ($)   Principal Balance     Coupon (%)        FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                             50               2,028,460                 0.98           12.425      622        99.21
50,000.01 - 100,000.00                      165              12,230,609                 5.90           11.524      621        94.26
100,000.01 - 150,000.00                     117              14,538,481                 7.02           10.950      617        90.85
150,000.01 - 200,000.00                      40               6,978,315                 3.37            9.480      631        88.09
200,000.01 - 250,000.00                      45              10,200,257                 4.92            8.877      625        86.73
250,000.01 - 300,000.00                      30               8,129,915                 3.92            9.054      631        87.55
300,000.01 - 350,000.00                      28               9,121,652                 4.40            8.047      670        87.88
350,000.01 - 400,000.00                      28              10,411,339                 5.03            8.730      639        86.77
400,000.01 - 450,000.00                      57              24,498,393                11.83            8.388      643        84.16
450,000.01 - 500,000.00                      71              33,925,682                16.38            8.222      643        81.51
500,000.01 - 550,000.00                      41              21,499,744                10.38            8.020      650        86.65
550,000.01 - 600,000.00                      36              20,536,098                 9.91            8.044      646        88.30
600,000.01 - 650,000.00                      15               9,518,735                 4.60            7.627      665        80.37
650,000.01 - 700,000.00                      11               7,397,704                 3.57            7.694      678        83.85
700,000.01 - 750,000.00                      11               7,955,286                 3.84            7.564      644        83.09
750,000.01 - 800,000.00                       4               3,102,201                 1.50            8.242      655        92.36
800,000.01 - 850,000.00                       1                 810,000                 0.39            7.600      632        90.00
900,000.01 - 950,000.00                       1                 939,500                 0.45            6.500      752        80.00
1,000,000.01 or greater                       3               3,329,611                 1.61            7.722      669        71.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      754             207,151,981               100.00            8.666      643        85.99
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 54

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Remaining Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
                                                    Aggregate           % of Aggregate                         W.A.          W.A.
Remaining Principal            Number of            Remaining             Remaining             W.A.         Non-Zero      Original
Balance ($)                 Mortgage Loans    Principal Balance ($)   Principal Balance      Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                          50              2,028,460                  0.98          12.425       622          99.21
50,000.01 - 100,000.00                   165             12,230,609                  5.90          11.524       621          94.26
100,000.01 - 150,000.00                  117             14,538,481                  7.02          10.950       617          90.85
150,000.01 - 200,000.00                   40              6,978,315                  3.37           9.480       631          88.09
200,000.01 - 250,000.00                   45             10,200,257                  4.92           8.877       625          86.73
250,000.01 - 300,000.00                   30              8,129,915                  3.92           9.054       631          87.55
300,000.01 - 350,000.00                   28              9,121,652                  4.40           8.047       670          87.88
350,000.01 - 400,000.00                   28             10,411,339                  5.03           8.730       639          86.77
400,000.01 - 450,000.00                   57             24,498,393                 11.83           8.388       643          84.16
450,000.01 - 500,000.00                   71             33,925,682                 16.38           8.222       643          81.51
500,000.01 - 550,000.00                   41             21,499,744                 10.38           8.020       650          86.65
550,000.01 - 600,000.00                   36             20,536,098                  9.91           8.044       646          88.30
600,000.01 - 650,000.00                   15              9,518,735                  4.60           7.627       665          80.37
650,000.01 - 700,000.00                   11              7,397,704                  3.57           7.694       678          83.85
700,000.01 - 750,000.00                   11              7,955,286                  3.84           7.564       644          83.09
750,000.01 - 800,000.00                    4              3,102,201                  1.50           8.242       655          92.36
800,000.01 - 850,000.00                    1                810,000                  0.39           7.600       632          90.00
900,000.01 - 950,000.00                    1                939,500                  0.45           6.500       752          80.00
1,000,000.01 or greater                    3              3,329,611                  1.61           7.722       669          71.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   754            207,151,981                100.00           8.666       643          85.99
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              Remaining Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                      W.A.            W.A.
                            Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero        Original
Months Remaining          Mortgage Loans       Principal Balance ($)   Principal Balance    Coupon (%)       FICO          CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                                 249              21,219,374               10.24         11.943      632             98.12
181 - 240                                   3                 137,909                0.07         13.711      629            100.00
301 - 360                                 502             185,794,699               89.69          8.288      645             84.60
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    754             207,151,981              100.00          8.666      643             85.99
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 55

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Mortgage Rate
------------------------------------------------------------------------------------------------------------------------------------
                                                                             % of Aggregate                      W.A.         W.A.
                                Number of           Aggregate Remaining         Remaining           W.A.       Non-Zero     Original
Mortgage Rate (%)            Mortgage Loans        Principal Balance ($)    Principal Balance    Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                                   1                 416,063                 0.20         5.375     787         100.00
5.500 - 5.999                                  26              14,249,917                 6.88         5.688     751          70.10
6.000 - 6.499                                  10               4,434,072                 2.14         6.179     701          72.77
6.500 - 6.999                                  31              14,678,052                 7.09         6.795     671          83.41
7.000 - 7.499                                  32              12,691,589                 6.13         7.261     658          79.74
7.500 - 7.999                                  67              29,310,546                14.15         7.764     645          85.97
8.000 - 8.499                                  54              21,941,907                10.59         8.264     635          83.91
8.500 - 8.999                                  95              35,828,650                17.30         8.745     632          88.92
9.000 - 9.499                                  50              17,400,120                 8.40         9.199     622          87.04
9.500 - 9.999                                  68              19,811,865                 9.56         9.715     612          86.83
10.000 - 10.499                                32               7,750,760                 3.74        10.211     620          88.13
10.500 - 10.999                                41               7,017,540                 3.39        10.776     613          89.50
11.000 - 11.499                                15               1,482,225                 0.72        11.255     628          94.27
11.500 - 11.999                                61               5,965,387                 2.88        11.760     617          97.06
12.000 - 12.499                                72               7,231,186                 3.49        12.299     616          98.14
12.500 - 12.999                                93               6,621,228                 3.20        12.514     622          99.75
13.000 - 13.499                                 1                  62,958                 0.03        13.130     641         100.00
13.500 - 13.999                                 3                 173,782                 0.08        13.543     631          99.88
14.500 - 14.999                                 1                  44,963                 0.02        14.500     601         100.00
16.500 - 16.999                                 1                  39,173                 0.02        16.875     625         100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        754             207,151,981               100.00         8.666     643          85.99
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 56

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                Original Combined Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
Original Combined                 Number of        Aggregate            % of Aggregate                       W.A.         W.A.
Loan-to-Value                      Mortgage        Remaining              Remaining            W.A.        Non-Zero     Original
Ratio (%)                           Loans    Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Less than or equal to 50.00              13               3,933,194                  1.90          7.041      701            40.82
50.01 - 55.00                             6               1,393,394                  0.67          8.141      641            53.67
55.01 - 60.00                             7               3,142,666                  1.52          7.842      628            58.21
60.01 - 65.00                            12               4,289,594                  2.07          7.497      655            63.55
65.01 - 70.00                            25               9,873,962                  4.77          7.463      637            68.81
70.01 - 75.00                            26               6,693,100                  3.23          7.486      656            74.31
75.01 - 80.00                           116              42,797,707                 20.66          7.684      670            79.78
80.01 - 85.00                            52              17,082,794                  8.25          8.750      600            84.54
85.01 - 90.00                           129              49,414,872                 23.85          8.661      625            89.81
90.01 - 95.00                            97              38,686,336                 18.68          8.884      651            94.85
95.01 - 100.00                          271              29,844,364                 14.41         10.908      641            99.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  754             207,151,981                100.00          8.666      643            85.99
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      FICO Score at Origination
------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Aggregate                       W.A.        W.A.
FICO Score                Number of         Aggregate Remaining          Remaining            W.A.        Non-Zero    Original
At Origination         Mortgage Loans      Principal Balance ($)     Principal Balance     Coupon (%)       FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
500 - 524                            10                  1,753,731                  0.85         10.364     510           72.41
525 - 549                            19                  4,806,032                  2.32          9.415     535           74.02
550 - 574                            45                 12,641,264                  6.10          9.308     564           78.47
575 - 599                            69                 20,905,400                 10.09          8.959     587           85.82
600 - 624                           202                 40,945,946                 19.77          9.516     613           90.95
625 - 649                           202                 47,635,341                 23.00          9.113     636           89.67
650 - 674                            81                 28,295,982                 13.66          8.265     660           88.35
675 - 699                            51                 19,834,993                  9.58          7.908     686           84.11
700 - 724                            21                  6,823,096                  3.29          7.264     711           79.14
725 - 749                            24                  8,954,659                  4.32          7.846     737           83.38
750 - 774                            17                  7,689,782                  3.71          6.868     761           76.23
775 - 799                             9                  4,543,514                  2.19          5.905     781           78.26
800 - 824                             4                  2,322,244                  1.12          5.581     804           65.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                              754                207,151,981                100.00          8.666     643           85.99
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 57

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Geographic Distribution
------------------------------------------------------------------------------------------------------------------------------------
                          Number of          Aggregate             % of Aggregate                         W.A.           W.A.
                          Mortgage           Remaining               Remaining            W.A.          Non-Zero       Original
Location                    Loans      Principal Balance ($)     Principal Balance     Coupon (%)         FICO         CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                       324               100,168,767                 48.36          8.457       648                84.54
New York                          77                30,105,192                 14.53          8.224       652                87.07
Florida                          128                28,988,954                 13.99          9.035       635                87.13
Arizona                           52                 9,128,962                  4.41          8.989       640                84.34
Washington                        27                 6,830,920                  3.30          8.999       638                89.21
New Jersey                        12                 5,007,960                  2.42          8.981       629                89.06
Connecticut                       10                 3,729,602                  1.80          8.590       658                88.63
Nevada                            20                 2,554,174                  1.23         10.310       633                92.02
Massachusetts                      6                 2,471,088                  1.19          8.324       628                92.83
Maryland                           6                 1,961,868                  0.95          8.673       598                83.53
Michigan                          12                 1,858,984                  0.90          9.972       621                87.67
Pennsylvania                       8                 1,645,162                  0.79          9.838       639                84.56
Missouri                           8                 1,229,146                  0.59          8.481       625                75.33
Virginia                           3                 1,176,894                  0.57          9.317       589                80.83
Utah                               4                 1,091,719                  0.53          9.334       602                92.13
New Hampshire                      2                   999,871                  0.48          8.786       651                95.59
Alabama                            2                   993,524                  0.48          9.807       586                91.63
Texas                              6                   735,875                  0.36          9.998       616                89.84
Georgia                            5                   730,262                  0.35          9.546       621                85.85
Louisiana                          6                   724,390                  0.35          9.983       596                87.27
Colorado                           5                   684,641                  0.33          9.712       664                93.57
Oregon                             4                   540,767                  0.26          9.794       657                90.95
Idaho                              1                   512,000                  0.25          7.750       658                79.75
Ohio                               3                   436,028                  0.21          8.885       665                93.10
South Carolina                     4                   426,712                  0.21         10.474       633                85.51
Indiana                            4                   366,867                  0.18          9.567       627                86.01
Minnesota                          1                   349,900                  0.17          8.750       748               100.00
Oklahoma                           2                   343,659                  0.17         10.480       594                86.49
New Mexico                         1                   332,796                  0.16          8.450       620                90.00
Kentucky                           3                   268,070                  0.13          9.525       596                74.77
Wisconsin                          2                   236,071                  0.11         10.914       617                87.57
Maine                              2                   202,329                  0.10          9.500       619                82.73
Delaware                           1                   175,750                  0.08          9.500       647                95.00
Mississippi                        1                    78,979                  0.04         12.375       563                87.78
Illinois                           1                    32,956                  0.02         11.380       662               100.00
North Carolina                     1                    31,142                  0.02         12.240       601               100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                           754               207,151,981                100.00          8.666       643                85.99
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 58

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Occupancy Status
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                        W.A.         W.A.
                              Number of          Aggregate Remaining         Remaining            W.A.        Non-Zero     Original
Occupancy Status           Mortgage Loans       Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                    722             199,486,765                96.30           8.661      643         86.26
Investment                                  29               6,645,944                 3.21           8.770      649         77.74
Second Home                                  3               1,019,272                 0.49           9.079      619         86.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     754             207,151,981               100.00           8.666      643         85.99
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         Documentation Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                     W.A.          W.A.
                                Number of          Aggregate Remaining        Remaining           W.A.       Non-Zero      Original
Program                      Mortgage Loans       Principal Balance ($)   Principal Balance    Coupon (%)      FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                           359             111,555,674               53.85         8.172      637          84.39
Stated Documentation                         388              92,793,942               44.80         9.253      650          88.02
No Documentation                               4               1,425,131                0.69         8.451      677          72.81
Limited Documentation                          3               1,377,234                0.66         9.338      607          92.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       754             207,151,981              100.00         8.666      643          85.99
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             Loan Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                       W.A.         W.A.
                                  Number of         Aggregate Remaining       Remaining            W.A.        Non-Zero     Original
Purpose                         Mortgage Loans     Principal Balance ($)  Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                      486            107,311,242               51.80           9.169     651          90.08
Refinance - Cashout                           244             90,062,413               43.48           8.233     628          82.25
Refinance - Rate Term                          24              9,778,327                4.72           7.136     701          75.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        754            207,151,981              100.00           8.666     643          85.99
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                       W.A.          W.A.
                            Nmuber of         Aggregate Remaining         Remaining            W.A.        Non-Zero      Original
Property Type             Mortgage Loans     Principal Balance ($)    Principal Balance     Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                 549             147,119,622                 71.02          8.620      640             85.34

PUD                                     113              31,496,178                 15.20          8.705      655             87.96
2-4 Family                               46              16,228,530                  7.83          8.788      653             88.18
Condo                                    46              12,307,651                  5.94          8.960      644             85.82
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  754             207,151,981                100.00          8.666      643             85.99
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 59

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Next Rate Adjustment Date*
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                       W.A.         W.A.
Month & Year of Next           Number of        Aggregate Remaining       Remaining           W.A.         Non-Zero     Original
Rate Adjustment             Mortgage Loans     Principal Balance ($)  Principal Balance    Coupon (%)        FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
May 2008                                    1                202,701                0.13          9.750      525             85.00
January 2009                                7              1,895,195                1.19          8.866      657             80.52
February 2009                              13              5,037,129                3.16          8.142      610             87.89
March 2009                                 57             20,497,789               12.85          8.096      653             86.38
April 2009                                120             43,065,816               27.00          8.760      632             87.34
May 2009                                  114             39,529,059               24.78          8.899      622             85.53
June 2009                                  25              7,788,895                4.88          9.003      600             83.37
January 2010                                1                239,747                0.15          9.190      662             80.00
February 2010                               3              1,160,949                0.73          8.427      615             88.59
March 2010                                 26             11,818,668                7.41          7.786      665             88.21
April 2010                                 29             13,580,382                8.51          7.973      642             84.08
May 2010                                   16              6,055,676                3.80          8.592      623             85.57
June 2010                                   4              1,502,700                0.94          8.645      647             93.87
February 2012                               1                440,000                0.28          6.990      684             80.00
March 2012                                  1              1,100,000                0.69          8.125      642             69.84
April 2012                                  6              2,959,794                1.86          7.987      655             85.48
May 2012                                    4                804,826                0.50          9.580      588             71.84
June 2012                                   5              1,818,550                1.14          8.190      609             87.22
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    433            159,497,876              100.00          8.530      633             86.03
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                            Gross Margin*
------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Aggregate                      W.A.          W.A.
Gross                     Number of           Aggregate Remaining        Remaining          W.A.        Non-Zero      Original
Margin  (%)             Mortgage Loans       Principal Balance ($)   Principal Balance   Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                             1                  98,543               0.06          7.500      626             89.92
5.000 - 5.499                            52              18,612,540              11.67          8.082      637             75.71
5.500 - 5.999                           174              69,787,508              43.75          8.348      640             87.51
6.000 - 6.499                           117              40,022,072              25.09          8.597      618             84.72
6.500 - 6.999                            70              26,024,547              16.32          9.047      639             91.57
7.000 - 7.499                            13               3,560,474               2.23          9.675      613             86.78
7.500 - 7.999                             6               1,392,193               0.87          9.154      664             81.82
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  433             159,497,876             100.00          8.530      633             86.03
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 60

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Maximum Mortgage Rate*
------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                      W.A.          W.A.
Maximum                        Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero      Original
Mortgage Rate (%)           Mortgage Loans        Principal Balance ($)   Principal Balance    Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.999                               3                1,395,481                0.87          5.926      657           80.00
12.000 - 12.499                               4                2,194,066                1.38          6.294      683           82.06
12.500 - 12.999                              26               11,973,420                7.51          6.793      670           83.37
13.000 - 13.499                              28               11,473,997                7.19          7.259      657           79.79
13.500 - 13.999                              65               28,006,358               17.56          7.757      645           85.78
14.000 - 14.499                              50               21,021,991               13.18          8.260      637           84.04
14.500 - 14.999                              86               33,242,553               20.84          8.725      629           89.56
15.000 - 15.499                              44               15,835,711                9.93          9.189      619           86.42
15.500 - 15.999                              59               18,331,123               11.49          9.700      611           86.71
16.000 - 16.499                              28                7,325,457                4.59         10.206      618           88.09
16.500 - 16.999                              25                6,215,290                3.90         10.523      594           88.94
17.000 - 17.499                               6                  693,568                0.43         11.255      578           87.75
17.500 - 17.999                               5                  765,301                0.48         11.531      575           84.90
18.000 - 18.499                               3                  738,707                0.46         12.354      566           82.47
19.500 - 19.999                               1                  284,853                0.18         12.500      637           95.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      433              159,497,876              100.00          8.530      633           86.03
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 61

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Minimum Mortgage Rate*
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                      W.A.         W.A.
Minimum                       Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero     Original
Mortgage Rate (%)           Mortgage Loans       Principal Balance ($)   Principal Balance    Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                                3                1,395,481                0.87          5.926      657            80.00
6.000 - 6.499                                4                2,194,066                1.38          6.294      683            82.06
6.500 - 6.999                               25               11,653,952                7.31          6.789      669            83.46
7.000 - 7.499                               29               11,793,465                7.39          7.250      659            79.80
7.500 - 7.999                               66               28,726,358               18.01          7.762      645            85.89
8.000 - 8.499                               50               21,021,991               13.18          8.260      637            84.04
8.500 - 8.999                               87               33,293,701               20.87          8.744      630            89.49
9.000 - 9.499                               43               15,415,711                9.67          9.201      617            86.59
9.500 - 9.999                               63               19,203,333               12.04          9.715      611            86.70
10.000 - 10.499                             28                7,325,457                4.59         10.206      618            88.09
10.500 - 10.999                             20                4,991,932                3.13         10.723      588            88.92
11.000 - 11.499                              6                  693,568                0.43         11.255      578            87.75
11.500 - 11.999                              5                  765,301                0.48         11.531      575            84.90
12.000 - 12.499                              3                  738,707                0.46         12.354      566            82.47
12.500 - 12.999                              1                  284,853                0.18         12.500      637            95.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     433              159,497,876              100.00          8.530      633            86.03
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                       W.A.         W.A.
Initial                      Number of           Aggregate Remaining         Remaining            W.A.        Non-Zero     Original
Periodic Cap (%)           Mortgage Loans       Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
2.000                                        1                 242,774                  0.15          8.750     579          90.00
3.000                                      432             159,255,102                 99.85          8.529     633          86.02
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     433             159,497,876                100.00          8.530     633          86.03
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                       W.A.         W.A.
Subsequent                   Number of           Aggregate Remaining         Remaining             W.A.       Non-Zero     Original
Periodic Cap (%)           Mortgage Loans       Principal Balance ($)    Principal Balance      Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                      431             158,575,175                 99.42           8.531     633         86.01
1.500                                        2                 922,701                  0.58           8.345     616         88.90
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     433             159,497,876                100.00           8.530     633         86.03
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 62

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Lifetime Periodic Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                       W.A.         W.A.
Lifetime                     Number of           Aggregate Remaining         Remaining             W.A.       Non-Zero     Original
Periodic Cap (%)           Mortgage Loans       Principal Balance ($)    Principal Balance      Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                              424             156,498,517                 98.12           8.514     633         85.97
6.500 - 6.999                                1                 420,000                  0.26           8.750     679         80.00
7.000 - 7.499                                8               2,579,359                  1.62           9.419     629         90.78
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     433             159,497,876                100.00           8.530     633         86.03
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                   Original Prepayment Charge Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                        W.A.         W.A.
Prepayment Penalty        Number of           Aggregate Remaining         Remaining             W.A.        Non-Zero     Original
Term (mos.)            Mortgage Loans        Principal Balance ($)    Principal Balance      Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
N/A                                    168               56,997,229                 27.51           8.730     644             87.72
12                                      41               11,353,194                  5.48           9.475     635             88.24
24                                     421               92,912,872                 44.85           9.157     626             88.16
36                                     119               44,738,574                 21.60           7.375     681             78.56
48                                       5                1,150,113                  0.56           8.082     650             92.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 754              207,151,981                100.00           8.666     643             85.99
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 63

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

                                               FOR ADDITIONAL INFORMATION PLEASE CALL:

                                ---------------------------------------------------------------------
                                                      Deutsche Bank Securities
                                ---------------------------------------------------------------------

                                    Whole Loan Trading
                                    Michael Commaroto                              212-250-3114
                                    Paul Mangione                                  212-250-5786

                                    ABS Banking
                                    Sue Valenti                                    212-250-3455
                                    Ernest Calabrese                               212-250-5859
                                    Patrick Lachanski                              212-250-2259

                                    ABS Structuring
                                    Bill Yeung                                     212-250-6893
                                    Chris Sudol                                    212-250-0507

                                    ABS Collateral
                                    Reta Chandra                                   212-250-2729
                                    Jhoana Pajarillo                               212-250-8387
                                ---------------------------------------------------------------------

                                ---------------------------------------------------------------------
                                                  Standard & Poor's Rating Service
                                ---------------------------------------------------------------------

                                    Mark Goldenberg                                212-438-1641
                                    Mike Dougherty                                 212-438-6891

                                ---------------------------------------------------------------------

                                ---------------------------------------------------------------------
                                                   Moody's Investors Service, Inc.
                                ---------------------------------------------------------------------

                                    Karen Ramallo                                  212-553-0370
                                    Rachel Peng                                    212-553-3831

                                ---------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 64

                                                                                               Registration Statement No. 333-141008

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5                                                                      FREE WRITING PROSPECTUS
------------------------------------------------------------------------------------------------------------------------------------

           The following is a free writing prospectus. The information in this free writing prospectus is preliminary and is subject to completion or change.

------------------------------------------------------------------------------------------------------------------------------------
                                                 FREE WRITING PROSPECTUS SUPPLEMENT
------------------------------------------------------------------------------------------------------------------------------------

                                                        ACE Securities Corp.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     $397,991,000 (Approximate)
------------------------------------------------------------------------------------------------------------------------------------

                                                       Home Equity Loan Trust

                                                           Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        ACE Securities Corp.
                                                             (Depositor)

                                    ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE5
                                                          (Issuing Entity)
------------------------------------------------------------------------------------------------------------------------------------

                                                        Deutsche Bank [LOGO]

                                                            June 13, 2007

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 1

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

The analysis in this report is based on information provided by ACE Securities Corp. (the "Depositor").  Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange
Commission because they contain important information.  Such documents may be obtained without charge at the Securities and Exchange
Commission's  website.  Once available,  the base prospectus and prospectus  supplement may be obtained without charge by contacting
Deutsche Bank Securities Inc.'s ("DBSI") trading desk at (212) 250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement  (collectively,  the "Prospectus").
The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing  prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information  contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these  securities in any state where such offer,  solicitation or sale is not permitted.  You should consult your own counsel,  accountant,  and other advisors as to the legal, tax,  business,  financial and related aspects of a purchase of these securities.

The attached  information  contains certain tables and other statistical  analyses (the  "Computational  Materials") which have been prepared  by DBSI in reliance  upon  information  furnished  by the  Depositor.  Numerous  assumptions  were used in  preparing  the
Computational  Materials that may or may not be reflected herein. As such, no assurance can be given as to whether the Computational
Materials and/or the assumptions  upon which they are based reflect present market  conditions or future market  performance.  These
Computational  Materials  should not be construed as either  projections or predictions  or as legal,  tax,  financial or accounting advice.  Any weighted  average  lives,  yields and  principal  payment  periods  shown in the  Computational  Materials are based on prepayment  assumptions,  and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal  payment  periods.  In addition,  it is possible that  prepayments on the underlying  assets will occur at rates slower or faster than the rates shown in the attached  Computational  Materials.  Furthermore,  unless otherwise  provided,  the Computational
Materials assume no losses on the underlying assets and no interest shortfalls.  The specific  characteristics of the securities may differ from those shown in the Computational Materials by a permitted variance of +/- 5% prior to issuance.  Neither DBSI nor any of its affiliates makes any  representation  or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the certificates (and each employee,  representative,  or other agent of such person or entity)
may disclose to any and all persons,  without  limitation,  the tax treatment and tax  structure of the  transaction  (as defined in
United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity.  However,  such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS  INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUING ENTITY OF THE SECURITIES OR ANY OF ITS AFFILIATES.  DBSI
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUING ENTITY IN CONNECTION WITH THE PROPOSED TRANSACTION.

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 2

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ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

                                       FREE WRITING PROSPECTUS SUPPLEMENT DATED June 13, 2007
                                                        ACE Securities Corp.
                                               Home Equity Loan Trust, Series 2007-HE5
                                                     $397,991,000 (Approximate)
                  All dollar amounts and percentages contained herein are subject to a permitted variance of +/- 5%

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                                                         Structure Overview
------------------------------------------------------------------------------------------------------------------------------------
                                                     To 10% Optional Termination
------------------------------------------------------------------------------------------------------------------------------------
           Class                 Approximate           Initial CE %*   Targeted CE % On/After Step        Expected Ratings
                                   Size ($)                                    Down Date*                       S / M
------------------------------------------------------------------------------------------------------------------------------------
Offered Certificates:
           A-1                         $156,231,000  |                                                        AAA/Aaa
          A-2A                           77,627,000  |                                                        AAA/Aaa
          A-2B                           26,184,000   }   27.45%                54.90%                        AAA/Aaa
          A-2C                           30,709,000  |                                                        AAA/Aaa
          A-2D                           15,770,000  |                                                        AAA/Aaa
           M-1                           18,590,000       23.05%                46.10%                        AA+/Aa1
           M-2                           17,111,000       19.00%                38.00%                        AA/Aa2
           M-3                           10,562,000       16.50%                33.00%                        AA/Aa3
           M-4                            8,872,000       14.40%                28.80%                        AA-/A1
           M-5                            8,239,000       12.45%                24.90%                        A+/A2
           M-6                            8,027,000       10.55%                21.10%                         A/A3
           M-7                            7,394,000        8.80%                17.60%                       BBB+/Baa1
           M-8                            6,549,000        7.25%                14.50%                       BBB/Baa2
           M-9                            6,126,000        5.80%                11.60%                       BBB-/Baa3
                           -------------------------
      Total Offered                    $397,991,000
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The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 3

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE5
------------------------------------------------------------------------------------------------------------------------------------

                                               FOR ADDITIONAL INFORMATION PLEASE CALL:

                     -----------------------------------------------------------------------------------------
                                                      Deutsche Bank Securities
                     -----------------------------------------------------------------------------------------

                                    Whole Loan Trading
                                    ------------------
                                    Michael Commaroto                              212-250-3114
                                    Paul Mangione                                  212-250-5786

                                    ABS Banking
                                    -----------
                                    Sue Valenti                                    212-250-3455
                                    Ernest Calabrese                               212-250-5859
                                    Patrick Lachanski                              212-250-2259

                                    ABS Structuring
                                    ---------------
                                    Bill Yeung                                     212-250-6893
                                    Chris Sudol                                    212-250-0507

                                    ABS Collateral
                                    --------------
                                    Reta Chandra                                   212-250-2729
                                    Jhoana Pajarillo                               212-250-8387
                     -----------------------------------------------------------------------------------------

                     -----------------------------------------------------------------------------------------
                                                  Standard & Poor's Rating Service
                     -----------------------------------------------------------------------------------------

                                    Mark Goldenberg                                212-438-1641
                                    Mike Dougherty                                 212-438-6891

                     -----------------------------------------------------------------------------------------

                     -----------------------------------------------------------------------------------------
                                                   Moody's Investors Service, Inc.
                     -----------------------------------------------------------------------------------------

                                    Karen Ramallo                                  212-553-0370
                                    Rachel Peng                                    212-553-3831

                     -----------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 4